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                                                                  EXHIBIT 10.14





                            ASSET PURCHASE AGREEMENT

                            DATED SEPTEMBER 30, 1999

                                     AMONG

                             WITNESS SYSTEMS, INC.

                                      AND

                      ADVANCED INTEGRATED RECORDERS, INC.

                                      AND

                                FORMATION, INC.
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                            ASSET PURCHASE AGREEMENT


         This Asset Purchase Agreement (the "Agreement") is made and entered into this 30th day of September, 1999 by and among Advanced Integrated Recorders, Inc., a Delaware corporation with offices located at 121 Whittendale Drive, Moorestown, New Jersey 08057 (the "Seller"), Witness Systems, Inc., a Delaware corporation with offices located at 1105 Sanctuary Parkway, Suite 210, Alpharetta, Georgia 30004 (the "Purchaser"), and Formation, Inc., a New Jersey corporation with offices located at 121 Whittendale Drive, Building 1, Moorestown, New Jersey 08057 (the "Shareholder"). Purchaser, Seller and Shareholder are referred to collectively herein as the "Parties" and are each referred to as a "Party".

                                   RECITALS:

         Shareholder owns 100% of the issued and outstanding voting common stock of Seller.

         On the terms and subject to the conditions set forth herein, the Parties desire to enter into this Agreement, pursuant to which Purchaser will purchase from Seller, and Seller will sell to Purchaser, all of Seller's assets related to its software product marketed under the "AIR2000" mark (excluding the "AIR2000" trademark and the goodwill associated with such mark) as described on Exhibit A (collectively, the "Assigned Software"), and Seller shall license from Purchaser the right to use, modify and distribute the Assigned Software according to the terms of a separate License Agreement of even date herewith.

         In consideration of the mutual representations, warranties and covenants and subject to the conditions herein contained, the parties hereto agree as follows:

1.       Purchase and Sale of the Assets; Related Agreements.

         1.1. Purchased Assets. On the terms and subject to the conditions contained in this Agreement, on the Closing Date (as defined in Section 3.1), Purchaser shall purchase from Seller, and Seller shall sell, convey, assign, transfer and deliver to Purchaser, the Purchased Assets (as hereinafter defined), free and clear of all security interests, liens, options, charges and other restrictions whatsoever (hereinafter referred to as the "Encumbrances") except for the Permitted Encumbrances referenced in Section 4.4 below. The term "Purchased Assets" means all the following assets, properties, rights, titles and interests principally related to the Assigned Software, including prior modifications, prior versions and prior releases applicable to any operating environment, with all technical materials, modifications, customizations, and information, whether tangible or intangible, of Seller on the date hereof, but excluding all Excluded Assets as defined in Section 1.2:

                  (a) (i) all copyrights, patents and registrations and applications for registration of copyrights and patents for the Assigned Software, including continuations, extensions and renewals thereof and improvements thereto; (ii) all right, title and interest in the Assigned Software (excluding the mark "AIR2000" and the goodwill associated therewith); (iii) all flow charts, specifications, designs and plans for the Assigned



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         Software; and (iv) any copies and tangible embodiments of the foregoing (items (i) through (iv) are collectively referred to herein as the "Intellectual Property");

                  (b) all rights to receive mail and other communications addressed to Seller relating to ownership or infringement of the Purchased Assets after the Closing Date, with reference to the foregoing issues; provided that Seller may provide copies to Purchaser of mail and other communications addressed to Seller relating to infringement of the Purchased Assets arising prior to the Closing Date; and

                  (c) all rights to damages and payments for infringements or misappropriations of the Assigned Software that arise after the Closing Date and the right to sue and recover for infringements or misappropriations thereof that arise after the Closing Date.

         1.2. Excluded Assets. Notwithstanding the foregoing, all other assets of the Seller, including without limitation the following assets related to the Purchased Assets, are excluded from the Purchased Assets (the "Excluded Assets"):

                  (a) all cash and cash equivalents on hand and in banks, certificates of deposit, commercial paper, stocks, bonds and other liquid investments of Seller;

                  (b) the rights in the mark "AIR2000" and all applications and applications for registration of said mark and the goodwill associated with such mark;

                  (c) Seller's rights under or pursuant to this Agreement (including, without limitation, Seller's rights to the Payment Shares (as defined in Section 2.1));

                  (d)    Seller's general ledger and accounting records;

                  (e) Seller's accounts receivable for goods and services provided by Seller prior to, on or after the Closing (as referred to in Section 3.1) (the "Accounts Receivable");

                  (f) all proprietary information, excluding the Intellectual Property, of Seller, including, without limitation, customer and prospect lists and market studies;

                  (g) all maintenance and support service rights in respect of the Assigned Software;

                  (h) all Customer License Agreements, Distribution Agreements and Supplier License Agreements that are not Assigned Agreements (as such terms are defined in Section 4.5(a));

                  (i) all rights to damages and payments for infringements or misappropriation of the Assigned Software arising on or before the Closing Date only to the extent such damages and payments accrue through and until the Closing Date; and

                  (j)    Seller's inventory.



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         1.3.     License Agreement. At the Closing the Parties shall enter
into the license agreement in the form of Exhibit B (the "License Agreement") relating to Seller's license to the Assigned Software.

         1.4. Employee Matters. Purchaser shall have the right to offer employment, effective as of the Closing Date, to the employees of Seller listed on Schedule 1.4 and Seller shall use its best efforts to cause the Employees listed on Schedule 1.4 to become employees of Purchaser effective as of the Closing Date. As used herein, "best efforts" shall not require Seller to pay any money or other consideration, or waive any material rights with respect to such employees. If the employees listed on Schedule 1.4 do not accept Purchaser's offer of employment effective as of the Closing Date and the transactions contemplated by this Agreement close, then Seller will make available to Purchaser, at no cost to Purchaser, the equivalent of two (2) full time employees of Seller to provide development and engineering services as requested by Purchaser until January 31, 2000 at a location designated by Purchaser.

         1.5. Office Space and Equipment. Seller will make available to Purchaser until January 31, 2000, at no charge, the office space and testing equipment designated at the location indicated in Schedule 1.5.

         1.6. Release of Information. From the date hereof until five (5) years thereafter, neither Seller nor Shareholder shall cause or permit the release of any oral or written statement, advertisement, information, or publicity referring to either the relationship of the Parties or the transactions contemplated by this Agreement without Purchaser's prior written consent, except (i) as required by law or judicial proceeding after Purchaser has been provided a reasonable opportunity to obtain a protective order or other remedy to prevent such disclosure, or (ii) the limited disclosure described below in this paragraph. Each Party acknowledges and agrees that the Parties may (i) disclose this Agreement and the relationship of the Parties to its legal and accounting advisors only in connection with seeking advice from same, and (ii) to third parties only as necessary to obtain the consents and approvals and effectuate the transfers of title contemplated by this Agreement. After the Closing Date, Purchaser shall provide Seller a statement regarding the transactions contemplated by this Agreement that Seller may provide to third parties on a case by case basis. Prior to filing a copy of Purchaser's registration statement on Form S-1 (or any successor form to Form S-1), Purchaser shall provide Seller a form of the description of the transactions contemplated by this Agreement, if any, that will be included in the registration statement for informational purposes only. Purchaser shall provide Seller a copy of any material changes to said description. Seller shall have no obligation to indemnify Purchaser or any underwriter for any liability arising from the description of the transactions contemplated by this Agreement that are included in a registration statement; provided, however, that nothing herein shall limit Seller's indemnification obligation in Section 9(b) of the Registration Rights Agreement (as defined in Section 1.7 below).

         1.7. Registration Rights. Purchaser grants to Seller piggyback registration rights according to the terms of the Amended and Restated Registration Rights Agreement dated August 2, 1999 attached hereto as Exhibit C as amended by Amendment No. 1 dated as of the Closing Date, the form of which is attached hereto as Exhibit D (collectively, the "Registration Rights Agreement") for up to Four Hundred and Sixty Seven Thousand and Two Hundred and Eighty Nine (467,289) shares of Purchaser's $.01 par value voting common stock less the number



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of shares that remain subject to or have been forfeited under the Escrow
Agreement attached hereto as Exhibit E and the number of shares that have been redeemed under Section 8.4 of this Agreement. The Registration Rights Agreement shall govern any registration of the Registered Shares, including registration priorities, registration fees, and indemnification in connection therewith.

2.       Purchase Price; Assumption of Liabilities.

         2.1. Amount of Purchase Price. In consideration for the purchase of the Purchased Assets, Purchaser agrees to assume the Assumed Liabilities and deliver to Seller Four Hundred and Sixty Seven Thousand and Two Hundred and Eighty Nine (467,289) shares of Purchaser's $.01 par value voting common stock (the "Payment Shares") subject to the provisions of Section 2.6 regarding the deposit of Ninety Three Thousand and Four Hundred and Fifty Eight (93,458) shares in escrow and subject to the registration rights and restrictions on transfer described in Section 1.7.

         2.2. Agreement Regarding Current Customers of Seller. Purchaser shall not assume any of Seller's customer agreements (the "Customer Agreements") nor any of the liabilities associated with such Customer Agreements.

         2.3. Assumed Liabilities. Purchaser agrees to and will at the Closing assume and agrees to pay, discharge and perform when due those liabilities and obligations, whether direct or indirect, absolute or contingent, accrued or unaccrued, due or to become due, liquidated or unliquidated, choate or inchoate, directly arising out of Purchaser's use or ownership of the Purchased Assets after the Closing Date (collectively, the "Assumed Liabilities" and individually, an "Assumed Liability"). Notwithstanding the foregoing, the Assumed Liabilities shall not include any liability resulting from (i) an inaccurate representation or warranty made by Seller or Shareholder in this Agreement, or (ii) resulting from any default in the performance of any of the covenants or agreements made by Seller or Shareholder in this Agreement. This paragraph shall not limit Seller and Shareholder's indemnification obligations to Purchaser under Section 8 hereof. Purchaser, Seller and Shareholder acknowledge and agree that except for the Assumed Liabilities expressly stated herein, Purchaser assumes no other liabilities or obligations under the transactions contemplated by this Agreement. By way of example and not limitation, Seller's sublicensee's use of the Purchased Assets on or after the Closing Date shall not be an Assumed Liability.

         2.4. Excluded Liabilities. Notwithstanding any provisions in this Agreement to the contrary, the Assumed Liabilities shall not include any liabilities of Seller not expressly assumed pursuant to Section 2.3 (the "Excluded Liabilities"). The Excluded Liabilities shall include those liabilities and obligations, whether direct or indirect, absolute or contingent, accrued or unaccrued, due or due to become due, liquidated or unliquidated, choate or inchoate, directly arising out of Seller's or its sublicensee's use of the Purchased Assets before the Closing Date, or from Seller's use of the Purchased Assets on or after the Closing Date.

         2.5. Allocation of the Purchase Price Among the Purchased Assets. The Purchase Price shall be allocated among each item or class of the Purchased Assets in accordance with Schedule 2.5 hereto. Seller and Purchaser agree that they will prepare and file their federal and



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any state or local income tax returns based on such allocation of the Purchase
Price. Seller and Purchaser agree that they will prepare and file any notices or other filings required pursuant to Section 1060 of the Internal Revenue Code of 1986, as amended, and that any such notices or filings will be prepared based on such allocation of the Purchase Price.

         2.6. Escrow Agreement. As security for Seller's and Shareholder's indemnification obligations set forth in Sections 8.1 and 8.3, Seller shall deposit in escrow with the escrow agent named in the Escrow Agreement attached hereto as Exhibit E, Ninety Three Thousand and Four Hundred and Fifty Eight (93,458) shares of Purchaser's $.01 par value voting common stock (the "Escrow Shares"), which shall be deducted from the Payment Shares referenced in Section
2.1 above and held in escrow until December 31, 2000. All fees and expenses of the Escrow Agent shall be paid by Purchaser.

         2.7. Certain Taxes and Expenses. Purchaser shall pay all sales, use, transfer, documentary stamp and other similar taxes and all recording, filing and other fees and costs with respect to the sale and purchase of the Purchased Assets (other than any federal or state income tax on any gain recognized by Seller on the sale of the Purchased Assets). Whether or not the transactions contemplated by this Agreement are consummated, Seller and Purchaser shall each bear its respective accounting, legal, financial advisory and other expenses incurred in connection with the transactions contemplated by this Agreement.

3.       Closing.

         3.1. Time and Place of the Closing. The closing (the "Closing") of the purchase and sale of the Purchased Assets shall take place at the offices of Morris Manning & Martin, LLP, Atlanta, GA, at 10:00 A.M., local time, the second business day following the date on which all conditions to Closing contained in Sections 6 and 7 have been satisfied or complied with or, if not all conditions have been satisfied or complied with, all such conditions which have not been so satisfied or complied with have been waived by the party entitled to the benefit of such condition (the "Closing Date"). The Parties may mutually agree on a different Closing Date or location for the Closing.

         3.2. Procedure at the Closing. At the Closing, the parties agree to take the following steps in the order listed below (provided, however, that upon their completion of all such steps shall be deemed to have occurred simultaneously);

                  (a) Seller shall deliver to Purchaser a Certificate in the form of Exhibit F hereto, certifying that each of the conditions to the obligation of Purchaser to purchase the Purchased Assets from Seller which is set forth in Section 6 of this Agreement has been satisfied or waived.

                  (b) Purchaser shall deliver to Seller a Certificate in the form of Exhibit G hereto, certifying that each of the conditions to the obligations of Seller to sell the Purchased Assets to Purchaser which is set forth in Section 7 in this Agreement has been satisfied or waived.



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                  (c)    Seller shall deliver to Purchaser such documents and
         instruments, including a Bill of Sale in the form of Exhibit H hereto, as shall be sufficient to vest in Purchaser good and marketable title to the Purchased Assets, free and clear of all Encumbrances (except for the Permitted Encumbrances referenced in Section 4.4 below).

                  (d) Purchaser shall deliver to Seller instruments, in the form of Exhibit I hereto, as shall be sufficient to effect the assumption by Purchaser of the Assumed Liabilities.

                  (e) Seller shall deliver to Purchaser a copy of the object code and the source code for the Assigned Software (each in electronic and written forms) and copies of all documentation and form agreements related to the Assigned Software.

                  (f) Purchaser and Seller shall execute and deliver a cross receipt acknowledging receipt from the other, respectively, of the Purchased Assets and the portion of the Payment Shares to be delivered at Closing.

                  (g) Seller shall deliver to Purchaser an opinion from counsel for Seller in the form attached as Exhibit J.

                  (h) Seller shall deliver to Purchaser the Instrument of Accession in the form attached as Exhibit K.

                  (i) Purchaser shall deliver to Seller an opinion from counsel for Purchaser in the form attached as Exhibit L.

                  (j) Seller and Purchaser shall execute and deliver the License Agreement and the Escrow Agreement.

         3.3 Further Assurances. At or after the Closing, each Party shall each prepare, execute and deliver, at the preparer's expense (provided that all filing, registration and maintenance fees of any government or regulatory agency shall be paid by the requesting party), such further instruments of conveyance, sale, assignment or transfer and shall take or cause to be taken such other or further action as any party shall reasonably request of any other party at any time or from time to time as necessary in order to perfect, confirm or evidence in the Purchaser title to all or any part of the Purchased Assets or to consummate, in any other manner, the terms and provisions of this Agreement. Nothing in this Agreement shall have an affect on the provisions regarding the payment of taxes or escrow fees.

4. Representations and Warranties of Seller and Shareholder. In order to induce Purchaser to enter into this Agreement and to consummate the transactions contemplated hereunder, Seller and Shareholder jointly and severally, make the following representations and warranties as of the date hereof and as of the Closing Date:

         4.1. Organization, Power and Authority of Seller. Seller is a corporation duly organized and legally existing in good standing under the laws of Delaware and has full corporate power and authority to own or lease its properties and operate its business, to enter into this Agreement and to carry out the transactions and agreements contemplated hereby



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(collectively, the "Transactions"). All of Seller's issued and outstanding shares of voting common stock are owned by Shareholder.

         4.2. Due Authorization; Binding Obligation. The execution, delivery and performance of this Agreement and the consummation of the Transactions have been duly authorized by necessary corporate action of Seller. This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the Transactions will: (i) conflict with or violate any provision of the articles of incorporation or bylaws of Seller, or of any law, ordinance or regulation or any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against Seller; or (ii) result in any breach of or default under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against Seller or the Purchased Assets.

         4.3. Tax Matters. Except as set forth on Schedule 4.3, Seller and Shareholder have no knowledge of any tax deficiency proposed or threatened against Seller related to the Purchased Assets. There are no tax liens upon any Purchased Assets. All taxes and other assessments and levies related to the Purchased Assets that Seller was required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper governmental entity. Under its contracts with its customers for sales or licenses of Assigned Software, such customers are liable for any and all sales or use taxes imposed by virtue of or with respect to such sales or licenses. As of the Closing Date, Seller will have paid and discharged all taxes, assessments, excises and levies relating to the Purchased Assets for which it is obligated and which are then due and payable.

         4.4. Good Title to and Condition of the Purchased Assets. Seller has good and marketable title to all of the Purchased Assets, free and clear of all Encumbrances of every kind, nature, and description whatsoever, except those set forth in Schedule 4.4 (the "Permitted Encumbrances").

         4.5.     Intellectual Property Rights of Seller.

                  (a) Definitions. As used in this Agreement, and in addition to any other terms defined in this Agreement, the following terms shall have the following meanings.

                         A. "Distributor" means a reseller, value-added reseller, original equipment manufacturer, distributor, or similar entity that is authorized, by oral or written agreement, to distribute the Assigned Software.

                         B. "Distributor Agreement" means a license agreement or other written or oral agreement or permission between Seller and a Distributor authorizing Distributor to distribute the Assigned Software.

                         C. "Customer License Agreement" means a license agreement or other written or oral agreement or permission, other than a Distributor Agreement, by



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         which Seller has granted to any third party any rights regarding the
         Assigned Software or any Intangibles thereof.

                         D. "Supplier License Agreement" means a license agreement or other written or oral agreement or permission by which a third party has granted to Seller any rights regarding any Assigned Software or any Intangibles.

                         E. "Registration" means any governmental filing, whether federal, state, local, foreign or otherwise, related to Assigned Software or any Intangible, including, without limitation, all registrations of patents, copyrights, and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

                         F.   "Intangible" means, with respect to the Assigned
         Software:

                              (i) Inventions, whether or not patentable, that are conceived by Seller's employees or independent contractors prior to the Closing Date that relate in whole or in part to the Assigned Software;

                              (ii) Copyrights, Registrations thereof and applications for Registration thereof;

                              (iii) Trade secrets and confidential business information embodied in the Assigned Software (namely inventions, whether patentable or unpatentable and whether or not reduced to practice, know-how, drawings, flow charts, processes, specifications and copyrightable works); and

                              (iv) The exclusive (except for the license granted to Seller under the License Agreement) right to use all of the foregoing forever.

                         G. "Third Party Distributed Software" means software (excluding the Assigned Software) that has been incorporated into the Assigned Software prior to the Closing Date.

                  (b)    Identification.

                         A. Exhibit A is an accurate and complete list and description of the Assigned Software and the Third Party Distributed Software (including a name, product description, the language in which it is written and the type of hardware platform(s) on which it runs and all other software used by Seller that is necessary to use, market, license, sell, modify, update, and/or create derivative works of the Assigned Software.

                         B. Schedule 4.5(b) (i) contains a complete list of each Registration of Seller; (ii) identifies each pending Registration of Seller; (iii) identifies each application for or Registration regarding the Intangibles and Assigned Software of Seller which have been withdrawn, abandoned, or have lapsed or been denied; and (iv) specifies any advice to Seller with respect to each such Registration or protectability of the Intangibles and Assigned Software, summarizing such advice. Schedule 4.5(b) indicates Seller's ownership of such items or the source of Seller's right to use such items.



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                         C.   Schedule 4.5(b) also identifies each Customer
         License Agreement, together with the term thereof, and each source code escrow agreement and agreement granting a source code license entered into by Seller and relating to any Intangibles and Assigned Software identified in such Customer License Agreement.

                         D. Schedule 4.5(b) also identifies each Distributor Agreement, together with the term thereof, and each source code escrow agreement and agreement granting a source code license entered into by Seller and relating to any Intangibles and Assigned Software identified in such Distributor Agreement.

                         E. Schedule 4.5(b) also identifies each Supplier License Agreement, together with the term thereof, all royalties or other amounts due thereon, and each source code escrow agreement entered into by the provider or licensor thereof running to the benefit of Seller and relating to any Intangibles and Assigned Software identified in such Supplier License Agreement.

                         F. The company has no patents, patent applications, patent disclosures, re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof and improvements thereto.

                  (c)    Ownership and Right to License.

                         A. Except as set forth on Schedule 4.5(c), Seller has good and marketable title to the Assigned Software and Intangibles attributable to the Assigned Software. Seller has the full right to use all of the Assigned Software, and Intangibles attributable thereto, as used by Seller in its business as currently conducted, free and clear of any liens, claims, charges or encumbrances which would affect the use of such Assigned Software in connection with the operation of Seller's business as currently conducted.

                         B. Except as set forth on Schedule 4.5(c) no rights of any third party other than those rights set forth on Schedule 1.1(b) are necessary to use, market, license, sell, modify, update, and/or create derivative works for the Assigned Software as to which Seller takes any such action in its business as currently conducted.

                         C. Neither the Assigned Software nor Intangibles, or their respective past or current uses by or through Seller has violated or infringed upon, or is violating or infringing upon, any copyright or trade secret of any person or entity and to Seller's and Shareholder's knowledge neither the Assigned Software nor Intangibles, or their respective past or current uses by or through Seller has violated or infringed upon, or is violating or infringing upon, any patent of any person or entity. Seller has performed all obligations imposed upon it with regard to the Licensed Software which are required to be performed by Seller on or prior to the date hereof, and neither Seller nor, to the knowledge of Seller and Shareholder, any other party, is in breach of or default thereunder in any respect, nor to Seller's knowledge, is there any event which with notice or lapse of time or both would constitute a default thereunder.



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                         D.   To the knowledge of Seller and Shareholder, no
         person is violating or infringing upon, or has violated or infringed upon at any time, any of Seller's rights to any of the Assigned Software or Intangibles listed on Schedule 4.5(c).

                         E. None of the Assigned Software or Intangibles listed on Schedule 4.5(c) are owned by or registered in the name of Shareholder, any current or former owner, shareholder, partner, director, executive, officer, employee, salesman, agent, customer, or contractor of Seller or Shareholder, nor does any such person have any interest therein or right thereto, including, but not limited to, the right to royalty payments. Except as set forth on Schedule 4.5(c), Seller has granted no third party any exclusive rights related to any Assigned Software.

                         F. No litigation is pending and no claim has been made against Seller or, to the knowledge of Seller and Shareholder, is threatened, which contests the right of Seller to sell or license to any person or entity or use any of the Assigned Software. No former employer of any employee or consultant of Seller has made a claim against Seller or, to the knowledge of Seller and Shareholder, against any other person, that Seller or such employee or consultant is misappropriating or violating the Intangibles of such former employer.

                         G. Seller is not a party to or bound by and, upon the consummation of the Transactions contemplated by this Agreement, Purchaser will not be a party to or bound by (as a result of any acts or agreements of Seller), any license or other agreement requiring the payment by Seller or its assigns of any royalty or license payment, excluding such agreements relating to the Assigned Software to the extent such royalty or license payment is expressly set forth on
         Schedule 4.5(c).

                         H. Except as set forth on Schedule 4.5(c), the Assigned Software, and the Intangibles thereunder are fully transferable to Purchaser in the manner contemplated in this Agreement.

                         I. Seller has supplied Purchaser with correct and complete copies of all Customer License Agreements, Distributor Agreements and Supplier License Agreements.

                         J. Except as set forth on Schedule 4.5(c), all Supplier License Agreements may be assigned to Purchaser free of cost or expense without obtaining the consent or approval of any other person.

                         K. Schedule 4.5(c) identifies all individuals compensated at an annual rate in excess of $30,000.00 who have contributed to the development of the Assigned Software.



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



                  (d)    Performance.

                         A. Except as set forth on Schedule 4.5(d), the current release of the Assigned Software performs substantially in accordance with the specifications set forth on Exhibit L, and no written claim has been made or, to the knowledge of Seller and Shareholder, is threatened, that the Assigned Software fails to perform as set forth in the immediately preceding clause.

                         B. Except as set forth on Schedule 4.5(d), to Seller's knowledge, there are no defaults either by Seller or a third party, under any of the Customer License Agreements, Distributor Agreements or Supplier License Agreements, which would impair Seller's ability to fulfill its obligations to Purchaser under this Agreement or demonstrate material problems with the Assigned Software identified by Seller's or its Distributor's customers.

                         C. Except as set forth on Schedule 4.5(d), with respect to the Assigned Software (except for any Licensed Software):

                              (i)       Seller maintains machine-readable
                  master-reproducible copies, reasonably complete technical documentation and/or user manuals for the most current releases or versions thereof and for all earlier releases or versions thereof currently being supported by Seller;

                              (ii)      In each case, the machine-readable
                  copy substantially conforms to the corresponding source code listing;

                              (iii) Such Assigned Software is written in the language set forth on Schedule 4.5(d), for use on the hardware set forth on Schedule 4.5(d) with standard operating systems; and

                              (iv)      Such Assigned Software can be
                  maintained and modified by reasonably competent Seller programmers familiar with such language, hardware and operating systems.

                  (e) Millennium Compliance. Except as set forth on Schedule 4.5(e), the Assigned Software and to the knowledge of Seller and Shareholder the Third Party Distributed Software are "Millennium Compliant." For the purposes of this Agreement "Millennium Compliant" means, with respect to such software product, that:

                         A. The functions, calculations, and other computing processes (collectively, "Processes") perform in an accurate manner regardless of the date in time on which the Processes are actually performed and regardless of the date input, whether before, on, or after January 1, 2000, and whether or not the dates are affected by leap years;

                         B. It accepts, stores, sorts, extracts, sequences, and otherwise manipulates date inputs and date values, and return and display date values, in an accurate manner regardless of the dates used, whether before, on, or after January 1, 2000;

                         C. It will function without interruptions caused by the date in time on which the Processes are actually performed or by the date input to the Assigned Software and the Third Party Distributed Software, whether before, on, or after January 1, 2000;

                         D. It accepts and responds to two (2) digit year and four (4) digit year date input in a manner that resolves any ambiguities as to the century in a defined, predetermined, and accurate manner;

                         E. It displays, prints, and provides electronic output of date information in ways that are unambiguous as to the determination of the century; and

                         F. With respect to the Assigned Software only, it has been tested by Seller to determine whether it is Millennium Compliant. Seller shall deliver the test plans and results of such tests upon written request from Purchaser. Seller shall notify Purchaser immediately of the results of any tests or any claim or other information that indicates the Assigned Software is not Millennium Compliant.

        (f) Trade Secrets and Confidential Information. Set forth on Schedule 4.5(f) is a complete and accurate list of all persons to whom Assigned Software source code has been disclosed or otherwise provided (each a "Source Code Recipient"). Seller has executed a written agreement with each Source Code Recipient, obligating the Source Code Recipient to proper obligations of confidentiality. Seller has taken reasonable steps to protect the proprietary rights in the Assigned Software source code including all trade secrets and confidential information relating thereto.

         4.6. Compliance with Laws by Seller. Seller is in compliance in all material respects with all laws, regulations and orders applicable to Seller and the Purchased Assets. Seller has not received notification of any asserted past or present failure to comply with any laws related to the Purchased Assets, and to the best of the knowledge of Seller and Shareholder, no proceeding with respect to any such violation is contemplated.

         4.7. Litigation Involving Seller. Except as provided in Schedule 4.7, there are no actions, suits, claims, governmental investigations or arbitration proceedings pending or, to the best knowledge of Seller and Shareholder, threatened, against or affecting any of the Purchased Assets, nor, to the best knowledge of Seller and Shareholder, reasonable basis therefor. There are no outstanding orders, decrees or stipulations issued by any federal, state, local or foreign judicial or administrative authority in any proceeding related to any Purchased Assets to which Seller is or was a party.

         4.8. Brokers' and Finder's Fees. Neither Seller or Shareholder is obligated to pay any fees or expenses of any broker or finder in connection with the origin, negotiation, or execution of this Agreement or in connection with any of the Transactions.

         4.9. Consents and Approvals. Except as set forth in Schedule 4.9, no consent, authorization or approval of, or exemption by, or filing with, any governmental, public or self-regulatory body or authority (a "Governmental Agency") or any other third party is required in connection with the execution, delivery and performance by Seller of this Agreement or the consummation of the Transactions.

         4.10. Payment Shares. Seller understands that: (i) the Payment Shares to be issued pursuant to this Agreement have not been, and as of the Closing Date will not be, registered under the Securities Act of 1933, as amended, or under any state securities laws; (ii) the Payment Shares are being offered and issued in reliance upon Federal and state exemptions for transactions not involving any public offering; and (iii) the certificates representing the shares of Payment issued under this Agreement will bear the following legends:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933 and applicable state securities laws."

         Seller further represents that: (i) the Seller is acquiring the Payment Shares solely for the Seller's own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (except as contemplated by the registration rights set forth in Section 1.7 or as permitted under applicable securities laws); (ii) the Seller has had the opportunity to obtain information and ask questions and receive answers as desired in order to evaluate the merits and risks inherent in holding the Payment Shares; (iii) the Seller has not been offered the Payment Shares by any form of general advertising or general solicitation; (iv) the Seller is able to bear the economic risk and lack of liquidity inherent in holding the Payment Shares; (v) Shareholder is a corporation with total assets in excess of $5,000,000; (vi) Shareholder was not formed for the specific purpose of acquiring the Payment Shares; (vii) Shareholder owns all issued and outstanding common stock of Seller; and (viii) Seller has no other class of stock other than common stock.

         4.11. Disclaimers. THE WARRANTIES SET FORTH IN THIS SECTION 4 ARE MADE FOR THE BENEFIT OF PURCHASER ONLY. THE REMEDIES DESCRIBED IN SECTION 8 ARE THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THE WARRANTIES MADE IN THIS
SECTION 4. THERE ARE NO OTHER WARRANTIES, REPRESENTATIONS OR CONDITIONS, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, THE PURCHASED ASSETS, OR ANY OTHER GOODS OR SERVICES PROVIDED BY SELLER, INCLUDING ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR AGAINST INFRINGEMENT OR IMPLIED WARRANTIES OR CONDITIONS OF FITNESS FOR A PARTICULAR PURPOSE.

5. Representations and Warranties of Purchaser. In order to induce Seller to enter into this Agreement and consummate the Transactions, Purchaser makes the following representations and warranties:

         5.1. Organization, Power and Authority of Purchaser. Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware, with full corporate power and authority to enter into this Agreement and to carry out the Transactions and agreements contemplated hereby.

         5.2. Due Authorization; Binding Obligation. The execution, delivery and performance of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate actions of Purchaser. This Agreement has been duly executed and delivered by Purchaser and is a valid and binding obligation of Purchaser, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the Transactions will: (i) conflict with or violate any provision of the articles of incorporation or bylaws of Purchaser or of any decree or order of any court or administration or other governmental body which is either applicable to, binding upon or enforceable against Purchaser; or (ii) result in any breach of or default under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against Purchaser.

         5.3. Payment Shares. Purchaser has taken all actions necessary to authorize and approve the issuance of the Payment Shares, and as of the Closing Date the Payment Shares will, when issued to the Seller in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free and clear of all security interests, or other claims, liens or encumbrances of any kind, other than those caused by Seller or the Shareholder. All persons and entities that have preemptive rights, rights of first refusal or similar rights to acquire from the Purchaser any securities of the Purchaser as a result of the issuance of the Payment Shares to Seller have waived such rights. In reliance upon Seller's representations and warranties in Section 4.10, the issuance of the Payment Shares is exempt from registration under the Securities Act of 1933, as amended, and under applicable state securities laws.

         5.4. Capital Structure. As of the date hereof and as of the Closing Date, the total authorized capital stock of Purchaser consists of 15,000,000 shares of common stock, at a par value of one cent ($.01) per share, 4,000,000 shares of Series A convertible preferred stock, par value $0.01 per share, 1,231,954 Series B Convertible Preferred Stock, par value $0.01 per share, and 1,500,000 Series C Convertible Preferred Stock, par value $0.01 per share. All of such shares have been duly authorized and validly issued, and are fully paid and nonassessable shares of common and preferred stock of Purchaser.

         5.5. Compliance with Laws by Purchaser. Purchaser is in compliance with all laws, regulations and orders applicable to Purchaser. Purchaser has not received notification of any asserted past or present failure to comply with any laws, and to the best of the knowledge of Purchaser, no proceeding with respect to any such violation is contemplated.

         5.6.     Litigation Involving Purchaser. Except as provided in
Schedule 5.6, there are no actions, suits, claims, governmental investigations or arbitration proceedings pending or, to the best knowledge of Purchaser, threatened, against or affecting Purchaser, nor, to the best knowledge of Purchaser, reasonable basis therefor. There are no outstanding orders, decrees or stipulations issued by any federal, state, local or foreign judicial or administrative authority in any proceeding to which Purchaser is or was a party.

         5.7. Brokers' and Finder's Fees. Purchaser is not obligated to pay any fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with any of the Transactions.

         5.8 Financial Statements. Purchaser has delivered to Seller correct and complete copies of: (i) financial statements of Purchaser, consisting of a consolidated balance sheet as of December 31, 1997 and 1998 and the related statements of income and cash flows for the years then ended, which were audited by KPMG LLP, independent public accountants; and (ii) unaudited monthly financial statements of Purchaser, consisting of a consolidated balance sheet as of June 30, 1999 and the related statement of income and cash flows for the six months then ended. All such audited and unaudited financial statements are referred to herein collectively as the "Financial Statements." The Financial Statements are, consistent in all material respects with the books and records of Purchaser, and there have not been or will not be any material transactions that have not been or will not be recorded in the accounting records underlying such Financial Statements. The Financial Statements have been, prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), and the Financial Statements, including the related notes, present fairly the financial position and assets and liabilities of Purchaser as of the dates thereof, and the results of operations and cash flows for the periods then ended in accordance with GAAP, subject, in the case of unaudited Financial Statements, to normal year-end adjustments and the absence of notes.

         5.9 Disclaimers. THE WARRANTIES SET FORTH IN THIS SECTION 5 ARE MADE FOR THE BENEFIT OF SELLER AND SHAREHOLDER ONLY. THE REMEDIES DESCRIBED IN
SECTION 8 ARE THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THE WARRANTIES MADE IN THIS SECTION 5. THERE ARE NO OTHER WARRANTIES, REPRESENTATIONS OR CONDITIONS, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR AGAINST INFRINGEMENT OR IMPLIED WARRANTIES OR CONDITIONS OF FITNESS FOR A PARTICULAR PURPOSE.

6. Conditions to the Obligation of Purchaser. The obligation of Purchaser to purchase the Purchased Assets shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

         6.1. Accuracy of Representations and Warranties and Compliance with Obligations. The representations and warranties of Seller contained in this Agreement shall have been true and correct at and as of the date hereof in all material respects, and they shall be true and correct at and as of the Closing Date in all material respects with the same force and effect as though made at and as of that time. Seller shall have performed and complied with in all material respects all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Seller shall have delivered to Purchaser a certificate, dated as of the Closing Date and signed by the President of Seller, certifying that such representations and warranties are thus true and correct and that all such obligations have been thus performed and complied with.

         6.2. Receipt of Necessary Consents. All consents and approvals identified in Schedule 6.2 shall have been obtained and shown by written evidence reasonably satisfactory to Purchaser or shall have been waived by Purchaser.

         6.3. No Adverse Litigation. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit or invalidate the sale of the Purchased Assets to Purchaser or any other transaction contemplated hereby, or which might materially affect the right of Purchaser to own the Purchased Assets.

         6.4. Closing Documents. All documents to be delivered at the Closing pursuant to this Agreement, including without limitation those referred to in Section 1.3 and Article 3 hereof, shall have been duly executed and delivered.

         6.5. Employment of Jim Albert. Jim Albert, an employee of Seller effective as of the date hereof, shall accept Purchaser's offer of employment effective as of the Closing Date.

         6.6. No Material Adverse Changes. There shall be no material adverse change in the condition of the Assigned Software from the condition of the Assigned Software as of August 10, 1999.

7. Conditions to the Obligation of Seller. The obligation of Seller to sell the Purchased Assets shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

         7.1. Accuracy of Representations and Warranties and Compliance with Obligations. The representations and warranties of Purchaser contained in this Agreement shall have been true and correct at and as of the date hereof in all material respects, and they shall be true and correct at and as of the Closing Date in all material respects with the same force and effect as though made at and as of that time. Purchaser shall have performed and complied with all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Purchaser shall have delivered to Seller a certificate, dated as of the Closing Date and signed by its Chief Financial Officer, certifying that such representations and warranties are thus true and correct and that all such obligations have been thus performed and complied with.

         7.2. No Adverse Litigation. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit or invalidate the sale of the Purchased Assets by Seller or any other transaction contemplated hereby or which, in the judgment of Seller, makes it inadvisable to proceed with the sale of the Purchased Assets.

         7.3. Closing Documents. All documents to be delivered at the Closing pursuant to this Agreement, including without limitation those referred to in Section 1.3 and Article 3 hereof, shall have been duly executed and delivered.

8.       Indemnification.

         8.1. Agreement by Seller and Shareholder to Indemnify. Seller and Shareholder, jointly and severally (Seller and Shareholder, referred to as the "Seller Indemnifying Parties"), agree that they will indemnify and hold harmless Purchaser and Purchaser's officers, directors, shareholders, agents, successors and permitted assigns (collectively, the "Purchaser Indemnified Parties") harmless in respect of the aggregate of all "Seller Indemnifiable Damages" of Purchaser. For this purpose, "Seller Indemnifiable Damages" means the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including related reasonable counsel fees and expenses) incurred or suffered by the Purchaser Indemnified Parties (i) resulting from any inaccurate representation or warranty made by Seller or Shareholder in or pursuant to this Agreement, (ii) resulting from any default in the performance of any of the covenants or agreements made by Seller or Shareholder in this Agreement, or
(iii) resulting from any Excluded Liabilities, excluding Seller Indemnifiable Damages resulting from a patent infringement claim. This Section 8.1 and
Section 8.3, below state Seller Indemnifying Parties' sole liability, and the Purchaser Indemnified Parties' sole and limited remedies, under this Agreement.

         8.2. Agreements by Purchaser to Indemnify. Purchaser agrees to indemnify and hold Seller and Shareholder and their respective officers, directors, shareholders, agents, successors and assigns (collectively, the "Seller Indemnified Parties") harmless in respect of the aggregate of all "Purchaser Indemnifiable Damages" of Seller. For this purpose, "Purchaser Indemnifiable Damages" means the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including related counsel fees and expenses) incurred or suffered by any of the Seller Indemnified Parties (i) resulting from any inaccurate representation or warranty made by Purchaser or pursuant to this Agreement, (ii) resulting from any default in the performance of any of the covenants or agreements made by Purchaser in this Agreement, or
(iii) resulting from any Assumed Liabilities, excluding Purchaser Indemnifiable Damages resulting from a patent infringement claim that is not otherwise indemnified by Seller and Shareholder under this paragraph based on an inaccuracy in the representations and warranties made in Section 4.5(c)C. This
Section 8.2 together with Sections 8.2 and 8.3 hereof, states Purchaser's sole liability, and Seller's sole and limited remedies, under this Agreement.

         8.3. Matters Involving Third Parties. If any third party shall notify any Party (the "Indemnified Party") with respect to any matter which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 8 then the Indemnified Party shall notify each Indemnifying Party thereof promptly; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is damaged. In the event any Indemnifying Party notifies the Indemnified Party within 20 days after the Indemnified Party has given written notice of the matter that the Indemnifying Party is assuming the defense thereof, (i) the Indemnifying Party will defend the Indemnified Party against the matter with counsel of its choice satisfactory to the Indemnified Party, (ii) the Indemnified Party may retain separate co-counsel at its sole cost and expense,
(iii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the matter without the written consent of the Indemnifying Party (not to be unreasonably withheld or delayed), and (iv) the Indemnifying Party will not consent to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the written consent of the Indemnified Party (not to be withheld or delayed unreasonably). In the event no Indemnifying Party notifies the Indemnified Party within 20 days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, however, the Indemnified Party may defend against, or enter into any settlement with respect to, the matter in any manner it may deem appropriate.

         8.4. Limitation on Seller's and Shareholder's Indemnification Obligations. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto agree that (i) Seller and Shareholder shall not have any liability for indemnification under Section 8 unless the aggregate of all Seller Indemnifiable Damages for which Seller and Shareholder would, but for this proviso, be liable exceeds an amount equal to, on a cumulative basis, One Hundred Thousand Dollars ($100,000), and then only to the extent of any such excess; and (ii) Seller's and Shareholder's maximum aggregate liability under Section 8, shall not exceed Two Million and Five Hundred Thousand Dollars ($2,500,000). All indemnity obligations which the Seller or Shareholder may have to the Purchaser Indemnified Parties shall be satisfied as follows:

                  (i) first, by setting off such Seller Indemnifiable Damages from the Escrow Shares based on the Fair Market Value (as hereinafter defined) of the Escrow Shares;

                  (ii) second, to the extent the Seller Indemnifiable Damages exceed the Fair Market Value of the Escrow Shares, Purchaser shall have the right to satisfy any additional Seller Indemnifiable Losses by transferring to Seller all or a portion of the Payment Shares (based on the Fair Market Value (as hereinafter defined) of the Payment Shares) held by Seller in satisfaction of such additional Seller Indemnifiable Losses; and

                  (iii) third, payment to Purchaser in cash or a cash equivalent of the amount of Seller Indemnifiable Damages in excess of the Fair Market Value of the Escrow Shares and the Payment Shares redeemed by Purchaser under subparagraphs "(i)" and "(ii)" above.

"Fair Market Value" for purposes of this Section 8 and for the Escrow Agreement shall mean the greater of (x) $5.35 per share or (y) the fair market value of the common stock of Purchaser at the time a claim made under Section 8 is resolved as determined by a reputable independent appraiser mutually acceptable to Purchaser and Seller, or in the absence of agreement between the Parties, the average of the two fair market values determined by reputable independent appraisers one of which is selected by Seller and the other by Purchaser. Seller and Purchaser shall pay the fees and expenses of the independent appraiser it selects, or shall share equally the fees and expenses of the independent appraiser selected jointly by the Parties.

         8.5. Limitation of Purchaser's Indemnification Obligations. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto agree that (i) Purchaser shall not have any liability for indemnification under Section 8 unless the aggregate of all Purchaser Indemnifiable Damages for which Purchaser would, but for this proviso, be liable exceeds an amount equal to, on a cumulative basis, One Hundred Thousand Dollars ($100,000), and then only to the extent of any such excess; and (ii) Purchaser maximum aggregate liability under Section 8, shall not exceed Two Million and Five Hundred Thousand Dollars ($2,500,000).

         8.6. Survival. This Section 8 and each of the representations and warranties made by Seller and Purchaser in Sections 4 and 5 of this Agreement or pursuant hereto shall survive until the second anniversary of the Closing Date, notwithstanding any investigation at any time made by or on behalf of either party, and thereafter all such representations and warranties and right of indemnity shall be extinguished. Notwithstanding the preceding sentence, there shall be no time limit to bring a claim based on indemnification for Assumed Liabilities or Excluded Liabilities.

9.       Miscellaneous.

         9.1. Amendment and Modification. The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

         9.2. Limitation of Liability. EXCEPT TO THE EXTENT THAT ARTICLE 8 PROVIDES TO THE CONTRARY, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, INDIRECT, OR SPECIAL DAMAGES OR COSTS (INCLUDING ATTORNEYS' FEES) OR LOSS OF GOODWILL, LOSS OF PROFITS RESULTING FROM ANY CLAIM (INCLUDING ANY CAUSE OF ACTION IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR PRODUCTS LIABILITY) REGARDING THIS AGREEMENT OR RESULTING FROM OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE, OR PERFORMANCE OR NONPERFORMANCE OF, THE PURCHASED ASSETS, ANY THIRD-PARTY SOFTWARE, OR ANY OTHER GOODS OR SERVICES PROVIDED BY SELLER, OR ANY COMPONENT THEREOF, EVEN IF THE PARTY ALLEGEDLY LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR COSTS.

         9.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives. Each Party's rights and/or obligations under this Agreement, including any rights to receive payments hereunder, may be assigned, in whole or in part, provided that the assignment of obligations shall not relieve such assigning party of its obligations (including any liabilities) arising under this Agreement. The assigning Party shall give the non-assigning Party prompt written notice following any such assignment.

         9.4. Entire Agreement. This Agreement and the exhibits and schedules attached hereto contain the entire agreement of the parties hereto with respect to the purchase of the Purchased Assets and the other transactions contemplated herein, and supersede all prior understandings and agreements of the parties with respect to the subject matter hereof. Any reference herein to this Agreement shall be deemed to include the schedules and exhibits attached hereto.

         9.5. Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         9.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together will constitute one and the same instrument.

         9.7. Notices. Any notice, request, information or other document to be given hereunder to any of the Parties by any other Party shall be in writing and delivered personally or sent by certified mail, postage prepaid, as follows:

         If to Seller, addressed to:

                             Advanced Integrated Recorders, Inc.
                             121 Whittendale Drive
                             Building 1
                             Moorestown, NJ 08057
                             Attn: President and Chief Executive Officer

         with a copy to:

                             Pepper Hamilton LLP
                             Suite 400
                             1235 Westlakes Drive
                             Berwyn, PA 19312-2401
                             Attn: James D. Rosener, Esquire

         If to Shareholder, addressed to:

                             Formation, Inc.
                             121 Whittendale Drive
                             Building 1
                             Moorestown, NJ 08057
                             Attn: President and Chief Executive Officer

         with a copy to:

                             Pepper Hamilton LLP
                             Suite 400
                             1235 Westlakes Drive
                             Berwyn, PA 19312-2401
                             Attn: James D. Rosener, Esquire

         If to Purchaser, addressed to:

                             Witness Systems, Inc.
                             1105 Sanctuary Parkway
                             Suite 200
                             Alpharetta, Georgia 30144
                             Attn: Chief Executive Officer
         with a copy to:

                             Morris, Manning & Martin, LLP
                             1600 Atlanta Financial Center
                             3343 Peachtree Road, N.E.
                             Atlanta, GA 30328
                             Attn: John C. Yates, Esq.

Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given on the date it is so delivered, and any notice delivered by registered or certified mail shall be deemed to have been given on the date it is received or refused, if delivery is refused.

         9.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed herein.

         9.9. Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to Closing:

                  (i)      by mutual consent of the Seller and the Purchaser;

                  (ii) by any Party if the Closing shall not have occurred by September 30, 1999, unless the failure to close shall have been caused by the failure of the party seeking to terminate to have performed its obligations under this Agreement; or

                  (iii) unless terminated pursuant to subsection "(i)" above, by any Party in the event of a material breach by any other party of any representation or warranty in this Agreement (including the Schedules and Exhibits) or any certificate, instrument or other document delivered pursuant hereto by such party in any material respect, or a breach by any party of any covenant of such party set forth herein in any material respect and such breach continues for 15 days after written notice thereof.

         9.10. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.9(i) hereof by Purchaser, on the one hand, or Seller or Shareholder, on the other hand, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect upon the other Parties delivery of confirmation to the terminating Party of their agreement to terminate this Agreement. If Purchaser, Seller or Shareholder terminate this Agreement pursuant to Section 9.9(iii) then the terminating party shall have the right to pursue all of its legal remedies for breach of contract.

         9.11. Bulk Sales Act. Seller has requested and Purchaser has agreed to waive any compliance, if applicable, with respect to the applicable Bulk Sales Act(s) or statutes. In exchange for said waiver, the Seller shall indemnify and hold Purchaser harmless from and against any and all claims, actions, causes of action, liabilities or judgements which may be asserted, or recovered against the Purchaser, by reason of the Purchaser's waiver or the Seller's non-compliance, if applicable, with any applicable Bulk Sales legislation.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                               PURCHASER:

                                   Witness Systems, Inc.



                                   By:   /s/ Jon W. Ezrine
                                         ---------------------------------------

                                   Name: Jon W. Ezrine
                                         ---------------------------------------

                                   Title: Chief Financial Officer
                                         ---------------------------------------


                               SELLER:

                                   Advanced Integrated Recorders, Inc.



                                   By:   /s/ R. Nim Evatt
                                         ---------------------------------------

                                   Name: R. Nim Evatt
                                         ---------------------------------------

                                   Title: President and Chief Executive Officer
                                         ---------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                SHAREHOLDER:

                                    Formation, Inc.



                                    By:   /s/ R. Nim Evatt
                                       -----------------------------------------

                                    Name:  R. Nim Evatt
                                         ---------------------------------------

                                    Title: President and Chief Executive Officer
                                          --------------------------------------

                           SCHEDULES OF THE SELLER TO

                            ASSET PURCHASE AGREEMENT

                                     AMONG

                             WITNESS SYSTEMS, INC.,


                      ADVANCED INTEGRATED RECORDERS, INC.

                                      And

                                FORMATION, INC.

                                     Dated

                               September 30, 1999

                            SCHEDULES OF THE SELLER

                                     TO THE

                            ASSET PURCHASE AGREEMENT


         The contents of the following Schedules are (i) exceptions to the representations, warranties and covenants of the Seller as set forth in the Asset Purchase Agreement (the "Agreement") or (ii) descriptions referred to in the Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         Schedule numbers used herein correspond to section numbers in the Agreement. Any matter disclosed in any part of the Seller's Schedules shall constitute disclosure for the purposes of all of the Seller's Schedules and representations and warranties contained in the Agreement regardless of whether such matter is specifically cross-referenced or scheduled with respect to a particular representation or warranty so long as the manner and extent of such disclosure is sufficient to identify the facts and circumstances sought to be disclosed in such other Schedules or with respect to such other representation or warranty. The disclosure of any matter in the Schedules shall not necessarily be deemed an indication that such matter is material or is required to be disclosed. Headings have been inserted on the sections of the Schedules for convenience of reference only and shall be given no substantive or interpretive effect whatsoever.

         To the extent that any representation or warranty contained in the Agreement is limited or qualified by the materiality of the matters to which the representation or warranty is given, the inclusion of any matter in the following Schedules does not constitute a determination by the Seller that such matters are material. Nor in such cases where a representation or warranty is given or other information is provided shall the disclosure of any matter in the following Schedules imply that any other, undisclosed matter having a greater value or other significance is material.

         The inclusion in the following Schedules of any matter or document shall not imply any representation, warranty or undertaking not expressly given in the Agreement nor shall such disclosure be taken as extending the scope of any of the representations or warranties. Nothing in the following Schedules constitutes an admission of any liability or obligation of the Seller to any third party, nor an admission against the Seller's interests.

                               Index to Schedules

Schedules                  Description
---------                  -----------
1.4                        Current Employees
1.5                        Office Space and Testing Equipment
2.5                        Allocation of Purchase Price
4.3                        Tax Matters
4.4                        Permitted Encumbrances
4.5(b)                     Registration and Agreements
4.5(c)                     Ownership and Right to License
4.5(d)                     Performance
4.5(e)                     Millennium Compliance
4.5(f)                     Source Code Recipient
4.7                        Litigation
4.9                        Consents and Approvals

                                  Schedule 1.4

                               Current Employees

                  The current employees to whom Purchaser may offer employment are as follows: Jim Albert, Jeffrey Iannone and Daniel Spohrer.

                                  Schedule 1.5

                       Office Space and Testing Equipment

                  Office Space: The office space will be located at 121 Whittendale Drive, Building 1, Moorestown, NJ 08057. Three offices will be required. The current lab space is 20' x 35'. This space will be shared between Seller development and Purchaser development, with the Purchaser development occupying no more than 50% of this space.

                  Equipment: Seller will provide a desktop PC in each of the three offices as well as five AIR2000 development workstations for the Purchaser development.

                                  Schedule 2.5

                          Allocation of Purchase Price

The purchase price shall be allocated to software and each party acknowledges that the purchase of this software does not constitute the acquisition of an applicable trade or business and does not necessitate the filing of Form 8594 as required under section 1060 of the Internal Revenue Code of 1986, as amended.

Assigned Software = $2,500,000

                                  Schedule 4.3

                                  Tax Matters

None.

                                  Schedule 4.4

                             Permitted Encumbrances

                  None except with regard to end-user license rights that have been granted to Seller's customers in the ordinary course of business.

                                Schedule 4.5(b)

                          Registration and Agreements

1. A Copyright Registration Application was filed on or about December 22, 1998, seeking a federal copyright in the text of the user's manual and computer program for the AIR2000 software. On the same date, a Certificate of Registration was issued. The registration number is TX 4-859-985.

2. An Application for Registration of AIR2000 Trademark was filed on or about October 5, 1998.

3. An Amendment to the Application for Registration of the AIR2000 Trademark was filed on or about July 29, 1999.

4. Customer License Agreements: There are no source code escrow agreements or agreements granting a source code license. Discussions have occurred between Lockheed Martin and Seller regarding establishing a source code escrow at some point in the future; however, as of this date, this has not yet been accomplished. Additionally, certain customers have seen a portion of the Assigned Software source code as set forth on Schedule 4.5(f). Seller, in the ordinary course of business, grants object code licenses to end-users and to integrators which integrate the Assigned Software into their product for sale to their respective customers. These licenses are granted according to Seller's standard License Agreement for Advanced Integrated Recorders' Software. The Seller's end-users are: U.S. Navy, Telephonics, Digicomp, Lockheed Martin, IBM - United Kingdom, Mitre

5. Distributor Agreements: All Customer License Agreements described in number 4 above include distribution rights except with regard to the U.S. Navy.

6.       Supplier License Agreements:  None.

                                Schedule 4.5(c)

                         Ownership and Right to License

                  Seller has granted liens on all of its assets to Silicon Valley Bank ("SVB"), pursuant to a Loan and Security Agreement dated July 10, 1998 between SVB, Seller and Shareholder; and to Shareholder, pursuant to an Asset Purchase Agreement dated May 1, 1997 between Shareholder and Seller. Seller will deliver to Purchaser a copy of a UCC-3 partial release executed by SVB in respect of the Purchased Assets and a copy of a copyright lien release executed by SVB in respect of the copyright referred to on Schedule 4.5(b) on the Closing Date. Promptly following the Closing Date, SVB will file said UCC-3 and copyright lien releases. Seller shall also deliver a copy of an executed lien release by Shareholder in respect of the Purchased Assets.

                  The software that is licensed by Seller from third parties and incorporated into the Assigned Software is as follows:

                  1.       ASP132
                  2.       Catalyst Socket Tools Library
                  3.       Date and Time Picker, Gauge Package
                  4.       Tardis 2000 for Windows NT
                  5.       Windows NT
                  6.       Ghost Software
                  7.       Bit Stream Synchronous SW
                  8.       Visual Basic Language Mgr Pro
                  9. Various drivers and services from certain third parties are required by Windows to support the various adapter cards in the Windows NT environment.

The above-referenced software products have been licensed to Seller according to shrink wrap license agreements.

                  The individuals who are compensated at an annual rate of more than $30,000 and who have contributed to the development of the Assigned Software are as follows:

                  1.       Jim Albert
                  2.       Ira Weinstein
                  3.       Amy Turner
                  4.       Jeffrey McClenton
                  5.       Jeffrey Iannone
                  6.       Daniel Spohrer

                                Schedule 4.5(d)

                                  Performance

                  The Assigned Software is written in the language and developed for use on the hardware as set forth on Exhibit A.

                  There have been several issues with the Assigned Software which have been addressed and resolved as follows:

                  1.     E-mails Received From Customers:

                  A. Shortages - For Navy Lot 1, there were shortages in the area of mechanical parts and some parts were dimensioned incorrectly. This problem was solved in Lot 2 by pre-assembling the Reproducer Rack at AIR before shipment to the customer, improving the outgoing QA inspection of AIR2000 systems and imposing corrective action on Seller's vendor of mechanical components.

                  B. Site Problems - Camp Pendleton had installation and operational problems. Eventually the entire recorder system was replaced. This, coupled with changes implemented in subsequent software releases, has solved their problems. Additionally, Pensacola had problems on installation. All of the problems raised have been fixed either by component replacement or software changes.

                  C. FSK Failure - FSK failed to work with the FSK display types used at Charleston and several other sites. This problem was fixed at Charleston and subsequently released.

                  D. UPS Failure - The UPS failed to come back on line when powered by a backup generator. It turned out that a configuration dipswitch setting was not set properly for use in an environment with backup generators. Changes to the UPS configuration were implemented in the factory as well as in the technical manual.

                  E. Software Failures - There were some problems in the "Media Scheduler" functionality discovered by the Navy. A software problem resulted in a failure in the Navy's Y2K verification test. These problems have been addressed in a subsequent software release.

                  F. Faulty components needing replacement - Keyboards and tape drives have been replaced. Some mechanical components have been replaced.

                  2.     Customer Handling Process

                  Seller has a general procedure in place for handling customer complaints. A customer reports a problem via the AIR 800 number, or alternatively via an e-mail to Seller's support staff. An engineer will then call the customer to help fix the problem over the phone.

                 Operational issues are typically corrected in the following manner: A request to the customer for an error trace log may be initiated. Upon receipt of the trace log, the engineer will analyze the failure and contact the customer with the results.

                 If the solution to the problem involves replacing a failed component, the engineer will forward the problem to QA. QA will contact the customer, and assign an RMA number for the return of the failed components.

                 If the solution to the problem involves a software modification, the engineer will attempt to provide a workaround. A PTR will be assigned to the problem. Depending on the urgency of the problem and the availability of a workaround, the problem may be fixed immediately via a hot patch, or in a subsequent maintenance or new feature release.

                 Feature suggestions offered by the customer are entered into the PTR database for consideration in future product releases.

                 All customer problems handled via the foregoing process are entered into the Support Database.

                  3.     Support Database

                  There is some overlap between the e-mails discussed above and the problems noted in the Support Database. While the majority of the problems reported are resolved, some are open waiting for failed components replaced under RMA to be returned, some are software incidents which are in process, and some are waiting for customer input (i.e. trace logs).

                                Schedule 4.5(e)

                             Millennium Compliance

None.

                                Schedule 4.5(f)

                             Source Code Recipient

                  There are no source code license agreements. However, certain customers have seen a small portion of the Assigned Software source code only for purposes of compiling the Assigned Software. These entities are required by Seller to delete the source code once the compiling has been completed. Furthermore, each of these entities has entered into a Non-Disclosure Agreement with regard to the Assigned Software. The only entities that have seen this portion of the source code are Lockheed Martin and Digicomp. Seller will use commercially reasonable efforts to obtain from Lockheed Martin and Digicomp agreements to delete the source code or written confirmation that the source code has been deleted, and will provide said agreements or written confirmations to Purchaser within 90 days from the Closing Date. Additionally, Seller will use commercially reasonable efforts to obtain a Non-Disclosure Agreement with Digicomp and will provide said Non-Disclosure Agreement to Purchaser within 90 days from the Closing Date.

                                  Schedule 4.7

                                   Litigation

None.

                                  Schedule 4.9

                             Consents and Approvals

1. Consent is required under the Loan and Security Agreement dated July 10, 1998 among Silicon Valley Bank, Shareholder and Seller, but will be obtained by Seller on or before the Closing Date.


2. Consent is required under the Asset Purchase Agreement dated May 1, 1997 between Shareholder and Seller, but will be obtained by Seller on or before the Closing Date.

                   Exhibit A           Description of Assigned Software

                   Exhibit B           License Agreement

                   Exhibit C           Amendment to Amended and Restated
                                       Registration Rights Agreement,
                                       dated August 2, 1999

                   Exhibit D           Restated Amendment No. 1 to the
                                       Amended and Restated Registration
                                       Rights Agreement, dated August 2,
                                       1999

                   Exhibit E           Escrow Agreement

                   Exhibit F           Certificate of Seller

                   Exhibit G           Certificate of Purchaser

                   Exhibit H           Bill of Sale

                   Exhibit I           Assignment and Assumption Agreement

                   Exhibit J           Seller's Opinion of Counsel

                   Exhibit K           Instrument of Accession

                   Exhibit L           Purchaser's Opinion of Counsel

                   Exhibit M           Assigned Software Specification

                                   EXHIBIT A

                     To the Asset Purchase Agreement among
                 Witness Systems, Inc. and Advanced Integrated
                      Recorders, Inc. and Formation, Inc.

                        Description of Assigned Software



                  Product Description: The Assigned Software Marketed under the trademark "AIR2000" is a complete Record and Replay solution for a variety of interfaces including: Voice, Bit Synchronous Serial, FSK (Navy Proprietary), TCP/IP and UDP/IP sockets, and X-11 Screen Capture. The architecture of the Assigned Software is expandable to accommodate additional interfaces. The Assigned Software consists of the following deliverables:

                  - AIR2000 System Software (i.e. the main application) that runs on the AIR2000 Rackmount System Hardware.

                  - AIR2000 DXLC, which runs on a Unix Workstation to form an interface layer between the AIR2000 System Software and X-11 R6 server resident on the Unix workstation for X-11 screen record and replay.

                  - AIR2000 O/S Image, which is a binary image of the Operating System, Drivers, Services and Middleware required to interface and run the AIR2000 System Software on the AIR2000 Rackmount System Hardware (i.e. it is the "platform software" required to run the application).

                  - AIR2000 configuration Floppies which are generated by the AIR2000 Configuration Manager Program. The configuration floppies contain date used to configure both the Application and the O/S Image for use at a specific customer site.

                  - AIR2000 Diagnostic Floppy/Emergency Boot Floppy, which are used for maintenance of the system.

                  The Assigned Software is developed in Microsoft Visual C++ and Visual Basic, utilizing the Microsoft Visual Development Studio environment. AIR2000 DXLC is developed under Unix with OSF gnu compilers. The hardware platform system is the AIR2000 Rackmount System. The Assigned Software is Windows NT based, and will contain either a Pentium or Pentium II processor with a minimum speed of 200Mhz. The platform is based on an industrial 19" rackmountable PC with passive backplane technology. The processor is located on a Single Board Computer card assembly located in a designated PCI/ISA slot on the backplane. Tape drives available for use in the platform are the Exabyte Mammoth I (8mm AME tape technology) and the Seagate Scorpion (DDS-3 tape technology). The Exabyte EZ-17 Tape Library is also available as an alternative to a tape transport. Interfaces to the user's environment are provided by technology specific interface adapter cards and other cards inserted into the backplane for Analog Voice; Bit Synchronous Serial; TCP; UDP/IP or Screen Capture via Ethernet or CDDI; and External Alarm.

                  The software that is licensed by Seller from third parties and incorporated into the Assigned Software is as follows:

                  1.       ASP132
                  2.       Catalyst Socket Tools Library
                  3.       Date and Time Picker, Gauge Package
                  4.       Tardis 2000 for Windows NT
                  5.       Windows NT
                  6.       Ghost Software
                  7.       Bit Stream Synchronous SW
                  8.       Visual Basic Language Mgr Pro
                  9. Various drivers and services from certain third parties are required by Windows to support the various adapter cards in the Windows NT environment.


The Assigned Software includes all object code, source code, technical manuals, compilation procedures, execution procedures, flow charts, programmers notes, user manuals and other documentation thereof, whether in machine readable form, programming language or any other language or symbols and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature related to the Assigned Software.

                                   EXHIBIT B

                     To the Asset Purchase Agreement among
                 Witness Systems, Inc. and Advanced Integrated
                      Recorders, Inc. and Formation, Inc.

                               LICENSE AGREEMENT

                                 [See Attached]

                           SOFTWARE LICENSE AGREEMENT


         THIS SOFTWARE LICENSE AGREEMENT (the "Agreement") entered into this 30th day of September, 1999 ("Effective Date") by and between Witness Systems, Inc., a corporation existing under the laws of the state of Delaware with its principal address at 1105 Sanctuary Parkway, Suite 210, Alpharetta, Georgia 30004 ("WSI"), and Advanced Integrated Recorders, Inc., a corporation existing under the laws of the state of Delaware with its principal address at 121 Whittendale Drive, Building 1, Moorestown, New Jersey 08057 ("Air").

                                    RECITALS

         A. WSI is the owner of a software application identified on Exhibit A (the "Software"); and

         B. Air is desirous of obtaining a license to use the Software under the terms of this Agreement and WSI is willing to license the Software to Air under the terms of this Agreement.

         NOW THEREFORE, in consideration of the terms and covenants herein, and other good and valuable consideration, WSI and Air agree as follows:

1.       LICENSE.

         1.1. GRANT OF LICENSE. Subject to the terms and conditions herein, WSI hereby grants to Air, and Air hereby accepts, a world-wide, fully paid, irrevocable and non-cancelable royalty free and perpetual license to use, reproduce, modify, distribute and sublicense (except as provided in Section 5) the Software (in object code and source code form) and create derivative works (as defined in the U.S. Copyright Act, as amended) ("Derivative Works") of the Software in the following markets:

                  (i) the Air Traffic Control Market defined in Exhibit B-1 (such license relative to the Air Traffic Control Market is referred to as the "Air Traffic Control Market License");

                  (ii) each market segment of the Air Exclusive Field defined in Exhibit B-2 (each such market segment is referred to as a "Market Segment" and are collectively referred to as the "Market Segments," and such license relative to each Market Segment is referred to as the "Market Segment License"); and

                  (iii) any market other than the markets covered by the WSI Exclusive Field (such WSI Exclusive Field being defined in Exhibit B-3), Air Traffic Control Market, or the Market Segments (such other markets are referred to collectively as the "Other Markets," and such license relates to the Other Markets is referred to as the "Other Markets License").

         1.2. APPOINTMENT OF DISTRIBUTORS. WSI grants Air the right to further grant to parties who will further sublicense or distribute the Software (each, a "Distributor" and collectively, the "Distributors") the rights in
Section 1.1 and this Section 1.2, in whole or in part; provided, however, that
(i) WSI is provided written notice of the name of the Distributor that is appointed; and (ii) Air enters into a written agreement with each Distributor that is consistent with the rights granted in Section 1.1 and includes provisions that are substantially similar to the provisions of Sections 1.2 and 1.3, if applicable, and 1.5, 1.6, 1.8, 3.1, 3.3, 3.5, 4, and 5 as if such provisions applicable to Air were with respect to the Distributor. Notwithstanding the terms of this paragraph, Air shall have no obligation to provide WSI the name of a Distributor if the Distributor is only granted a license to the object version of the Software and the Distributor is only authorized to distribute the object version of the Software to a limited number of end users identified to Air through one or more of a series of other Distributors.

         1.3. SOURCE CODE LICENSES GRANTED BY AIR AND ITS DISTRIBUTORS. Except with respect to Compilation Licenses, defined in Section 1.6 below, and
Section 1.2 above, the right of Air and its Distributors to sublicense Software source code under the license granted in Section 1.1 and Section 1.2 with respect to the Software source code is contingent upon Air's and the Distributor's compliance with the following requirements:

         (i) WSI is provided written notice of the name of the sublicensee to whom the Software source code license is granted;

         (ii) The Software source code is only licensed and distributed to Air's licensees ("Source Code Licensees") after a written agreement is executed by the Source Code Licensee that includes provisions substantially in the form of Sections 1, 2(b), (c), (d), (f) and (g), 4, and 6 (the "Required Provisions"), set forth on Exhibit C (the "License Agreement"), Exhibit D (the "Source Code License Supplement"), and Exhibit E, if applicable; and

         (iii) Air provides WSI prompt written notice of any material breach or alleged material breach by the Source Code Licensee of the license provisions of the Source Code License Agreement and Air cooperates with WSI's request of Air to enforce the license provisions of Source Code License Agreement if WSI reasonably believes that such breach has occurred.

         1.4.     EXCLUSIVITY.

         (a) DEFINITION; EXCLUSIVE; DISTRIBUTOR. As used in this Agreement, the term "Exclusive" has the meaning in subparagraph (i) below as such term is used in connection with the Air Exclusive Field, and the meaning in subparagraph (ii) below as such term is used in connection with the Air Traffic Control Market. For purposes of Section 1.4, "distributor" means any third party which is not an end user.

                  (i) AIR EXCLUSIVE FIELD. WSI shall use its reasonable efforts to obtain the written agreement of WSI's existing (as of the Effective
Date) and future distributors not to distribute the Software, in whole or in part, to third parties in or to a Market Segment. If (i) WSI's distributors do not agree in writing to the limitations set forth in the preceding sentence, or
(ii) WSI's distributors agree to such limitations, but in any event distribute the Software, in whole or in part, in or to a Market Segment, then WSI shall pay Air the royalties set forth in Section 2.2(ii) applicable to such distribution of Software by WSI's distributors. WSI shall not distribute the Software, in whole or in part, directly to end users in or to a Market Segment unless WSI pays Air the royalties set forth in Section 2.2(i).

                  (ii) AIR TRAFFIC CONTROL MARKET. WSI shall use its reasonable efforts to obtain the written agreement of WSI's existing (as of the Effective Date) and future distributors not to distribute the Software, in whole or in part, to third parties in the Air Traffic Control Market. If (i) WSI's distributors do not agree in writing to the limitations set forth in the preceding sentence, or

(ii) WSI's distributors agree to such limitations, but in any event distribute the Software, in whole or in part, in or to the Air Traffic Control Market, then, WSI shall pay Air the royalties set forth in Section 2.3(ii) applicable to such distribution of Software by WSI's distributors. WSI shall not distribute the Software, in whole or in part, directly to end users in the Air Traffic Control Market, except that if Witness unintentionally and inadvertently sells or distributes the Software or if an end user uses the Software, in whole or in part, in the Air Traffic Control Market, then WSI shall pay Air the royalties set forth in Section 2.3(i).

         (b) DEFINITION; NON-EXCLUSIVE. As used in this Agreement, the term "Non-exclusive" has the meaning in subparagraph (i) below as such term is used in connection with the Air Exclusive Field, and the meaning in subparagraph (ii) below as such term is used in connection with the Air Traffic Control Market and the meaning in subparagraph (iii) below as such term is used in connection with the Other Markets License.

                  (i) AIR EXCLUSIVE FIELD. WSI and its distributors will not owe royalties for and will not be restricted in any way from distributing the Software, in whole or in part, in a Market Segment.

                  (ii) AIR TRAFFIC CONTROL MARKET. WSI and its distributors will not owe royalties for and will not be restricted in any way from distributing the Software, in whole or in part, to the Air Traffic Control Market.

                  (iii) OTHER MARKET LICENSE. WSI and its distributors will not owe royalties for and will not be restricted in any way from distributing the Software, in whole or in part, to the Other Markets.

         (c) AIR TRAFFIC CONTROL MARKET LICENSE. Air's Air Traffic Control Market License shall be Exclusive as of the Effective Date and shall continue to be Exclusive through and until such time as (i) WSI (or its successor or potential purchaser) pays Air $2,500,000 in cash, and (ii) upon the occurrence of a WSI Change of Control (as defined below). Upon the occurrence of both of the foregoing events, the Air Traffic Control Market License shall immediately and automatically convert from an Exclusive license to a Non-exclusive license. As used in this paragraph, a "WSI Change of Control" means the sale to another person or entity of 50% or more of the voting securities of WSI, the sale to another person or entity of all or substantially all of WSI's assets, or a person or entity obtains the right to appoint or elect a majority of WSI's Board of Directors.

         (d) AIR EXCLUSIVE FIELD LICENSE. With respect to each Market Segment, Air's Air Exclusive Field License in that Market Segment shall be Exclusive as of the Effective Date and shall continue to be Exclusive through and until such time as (i) the cumulative amount of royalties paid by WSI to Air according to the terms of Section 2.2 for that Market Segment equal to or greater than $400,000, or (ii) the cumulative amount of royalties paid by WSI to Air according to the terms of Section 2.2 for all Market Segments is equal to or greater than $1,000,000. Upon the occurrence of the event described in item "(i)" of the preceding sentence, Air's Exclusive for the applicable Market Segment shall immediately and automatically convert from an Exclusive license to a Non-exclusive license; and upon the occurrence of the event described in item "(ii)" of the preceding sentence, Air's Exclusive for all Market Segments shall immediately and automatically convert from an Exclusive license to a Non-exclusive license to the extent the Market Segments have not previously converted to a Non-exclusive license.

         (e) OTHER MARKETS LICENSE. Air's Other Markets License shall be Non-exclusive.

         (f) LIMITATION ON REMEDIES. Notwithstanding the other terms of this Agreement, Air shall not be entitled to injunctive or equitable relief of any kind for a breach or violation of the exclusivity terms set forth in this Agreement by WSI, WSI's distributors, and their respective Software licensees. The royalties set forth in Section 2 shall be Air's sole and exclusive remedy in the event of any breach or violation of the exclusivity terms set forth in this Agreement by WSI, WSI's distributors, and their respective Software licensees plus reasonable and verifiable fees (including attorneys fees), costs and expenses incurred in the enforcement of its rights under this Agreement.

         (g) ACCELERATED TERMINATION OF EXCLUSIVE RIGHTS. Upon the occurrence of a WSI Change of Control (as defined in Section 1.4(c)), WSI, its successor, or potential purchaser may pay in cash the remaining balance of the amounts set forth in Section 1.4(d) to convert Air's Exclusive license in one or more Market Segments to a Non-exclusive license.

         1.5. TRADEMARKS. Air may not use any of the identifying marks of WSI, including without limitation, any trademarks, service marks or trade names of WSI, without the express prior written consent of WSI. WSI may not use any of the identifying marks of Air, including without limitation, any trademarks, service marks or trade names of Air, without the express prior written consent of Air.

         1.6. AIR SUBLICENSE AGREEMENTS. Air shall require sublicensees of the Software to execute a written agreement that is (i) not inconsistent with this Agreement, and (ii) includes, at a minimum, provisions that are substantially similar to the terms of (a) the Required Provisions of the License Agreement, (b) if applicable, the Integrator License, Distributor License or Compilation License, and (c) if Air grants a license to modify source code, the Source Code License Supplement. "Integrator License" means a license to integrate the Software into other products, as more fully described in Exhibit E; "Distributor License" means a license to further distribute the Software, as more fully described in Exhibit E; "Compilation License" means the right to use the source code exclusively to compile the Software into object code, as more fully described in Exhibit E. Notwithstanding the foregoing, Air need not replace its agreements with licensees as of the Effective Date, provided, that all such licensees are listed on Exhibit F and all such licensees are licensing the Software only according to the terms of Air Shrink Wrap License Agreement attached to Exhibit F.

         1.7. LIMITATION ON SOURCE CODE LICENSES GRANTED BY WSI. Notwithstanding anything herein to the contrary, for a period of twenty four
(24) months after the Effective Date, WSI agrees not to license the Software source code unless WSI enters into a written agreement with the licensee of the Software source code that provides for the Licensee's agreement to be bound by the terms of exclusivity set forth in Section 1.

         1.8. WSI AUDIT RIGHTS. With respect to Air's Software license agreements with Air's Distributors (whether the Software source code or object code is licensed) and with respect to Air's agreements with its Source Code Licensees and with respect to Air's agreement with a permitted assignee of this Agreement, WSI shall have the right to one of the following options, such option to be determined by Air: (i) have an independent third party who is reasonably acceptable to Air audit, upon reasonable notice to Air, the Required Provisions and the provisions of the Integrator License,

Distributor License, Compilation License and Source Code Supplement; permitted assignees; provided that such third party is obligated to terms of non-disclosure protecting the confidentiality of the records and documents reviewed and that such third party provides WSI only a summary of the results of such audit, excluding the identity of the parties (other than Air) thereto; or (ii) Air shall provide WSI a copy of Air's agreements with the Distributor, Source Code Licensee, or permitted assignee, provided, that Air may redact any confidential information in said agreements.

2. FEES.

         2.1. AIR LICENSE FEES. The rights granted to Air in this Agreement are royalty-free. Air shall be liable for all sales, use, value-added or similar taxes payable on the Software arising from Air's license and distribution of the Software.

         2.2.     ROYALTIES; AIR EXCLUSIVE FIELD.

                  (i) WSI DIRECT LICENSES. During the term that Air's rights in a Market Segment are Exclusive, WSI shall pay Air three percent (3%) of (x) all net Software license fees received by WSI from end users in respect of that Market Segment less (y) the amounts described in Section 2.4.

                  (ii) DISTRIBUTOR LICENSES. During the term that Air's rights in a Market Segment are Exclusive, WSI shall pay Air three percent (3%) of (x) all net Software license fees received by WSI from WSI distributors in respect of an application in that Market Segment, less (y) the amounts described in Section 2.4.

         2.3.     ROYALTIES; AIR TRAFFIC CONTROL MARKET.

                  (i) WSI DIRECT LICENSES. During the term that Air's Air Traffic Control Market License is Exclusive, WSI shall pay Air ten percent (10%) of (x) all net Software license fees received by WSI from end users in respect of the Air Traffic Control Market, less (y) the amounts described in
Section 2.4.

                  (ii) DISTRIBUTOR LICENSES. During the term that Air's Air Traffic Control Market License is Exclusive, WSI shall pay Air ten percent (10%) of (x) all net Software license fees received by WSI from WSI's distributors in respect of the Air Traffic Control Market, less (y) the amounts described in Section 2.4.

         2.4. ROYALTY DEDUCTIONS. WSI shall deduct from all amounts owed to Air hereunder, all taxes, duties, sales taxes, value added taxes, and similar taxes and duties arising from WSI's and its distributor's distribution and license of the Software. WSI shall have the right to make reasonable allowances and price adjustments and to accept reasonable returns from WSI's and its distributor's licensees. In each case, WSI shall charge back to Air's account any amounts previously paid or credited to Air with respect to such allowances, adjustments, or returns.

         2.5. SOFTWARE LICENSE FEES. WSI may determine in its sole discretion the price offered for the Software. WSI may bundle the Software with other products (the "Other Products") and offer the resulting product (the "Bundled Product"). Air shall pay the royalties set forth in this Section 2 based on the proportionate value of the Software in comparison to the proportionate value of the Other Products. The fees that WSI generally charges for the Other Products and the Software separately shall be presumed to represent the relative values of the unbundled products.

         2.6. PAYMENT TERMS. No later than thirty (30) days after the last day of each calendar quarter (the "Reported Calendar Quarter"), WSI will deliver to Air (i) a report indicating those licenses that WSI and its distributors granted during the Reported Calendar Quarter that WSI owes a royalty according to the terms of this Agreement together with supporting documentation, and (ii) payment in U.S. dollars in immediately available funds of the applicable royalty amount according to the terms of this Agreement. Upon termination of all of Air's Exclusive licenses set forth herein, WSI shall no longer be obligated to deliver the report described in this paragraph.

         2.7. AIR AUDIT RIGHTS. Upon delivery of reasonable written notice to WSI, Air and its representatives shall from time to time have the right to have an independent third party reasonably acceptable to WSI audit all records and documents that are related to the Software licenses granted by WSI and its distributors in the Air Traffic Control Market and the Market Sections during the time that Air has an Exclusive license in such markets and for a period equal to the statute of limitation in Georgia pertaining to contract claims. WSI shall grant such access to such records and documents during the times described in the preceding sentence.

3.       PROPRIETARY RIGHTS; SOFTWARE.

         3.1. Air hereby acknowledges and agrees that the Software, excluding any public domain code and third party code, is the exclusive property of WSI subject to the rights of Air and that notwithstanding any other provision of this Agreement, title to the Software, excluding any public domain code and third party code, shall remain exclusively vested in WSI. Air hereby acknowledges and agrees that WSI shall retain all right, title and interest in and to any modifications or improvements made by WSI to the Software, and Air shall have no right or license in or to such Derivative Works.

         3.2. WSI hereby acknowledges and agrees that Air shall retain all right, title and interest in and to any modifications or improvements made by Air to the Software, and WSI shall have no right or license in or to such Derivative Works.

         3.3. WSI reserves all rights not expressly granted herein. Except as set forth in this Agreement, no express or implied license or right of any kind is granted to Air regarding the Software.

         3.4. Air shall take reasonable measures, at WSI's cost and expense if such measures are outside of the ordinary course of Air's business, to protect the ability of either WSI or Air or both, to prevent unauthorized persons or entities from knowing, using, receiving, reproducing, marketing, selling, distributing, transferring, translating, modifying, disassembling, decompiling, or reverse engineering the Software or creating Derivative Works based on the Software.

         3.5. Air shall include the following notice on the Software's splash screens, any media that contains the Software, and related documentation:

         "Portions. Copyright (C) [INSERT DATE OF FIRST PUBLICATION]-1999 by Witness System, Inc. All rights reserved worldwide."

         3.6. Air agrees to notify WSI of any infringements, unauthorized use or possession of the Software, WSI's other Confidential Information, or of any patents, copyrights, trade secrets, or other proprietary or property rights belonging to WSI. Air agrees to provide reasonable assistance to

WSI, at WSI's cost and expense, in connection with any matter pertaining to protection of WSI's patents, copyrights, trade secrets, or other proprietary or property rights belonging to WSI.

4.       CONFIDENTIALITY AND NONDISCLOSURE.

         4.1. WSI'S CONFIDENTIAL INFORMATION. Air hereby acknowledges and agrees that the Software source code, excluding any public domain code and third party code, together with all information, material and data contained therein, is confidential and proprietary to WSI (collectively, the "WSI Confidential Information").

         4.2. NONDISCLOSURE. Except as expressly authorized herein, Air hereby agrees that it shall hold in strict confidence, and shall not permit the disclosure or reproduction of the WSI Confidential Information and all information or data contained therein, including without limitation, proprietary computer programs, documentation, generated output, modifications and conversions. The terms of the non-disclosure obligations set forth in this
Section 4 shall remain in effect for as long as such WSI Confidential Information remains a trade secret, but in any event for a period of five (5) years after the WSI Confidential Information is disclosed to Air; except that notwithstanding the above such terms shall not apply to information that (i) is disclosed to Air by a third party under no obligation of confidentiality to WSI, (ii) is or becomes generally known through no fault of Air; or (iii) is approved for release by WSI.

         4.3. RESTRICTION OF ACCESS. Air agrees to take all commercially appropriate and necessary steps to insure that unauthorized persons shall not have access to the Software source code Air and agrees to restrict access to, and the display of, all materials, information and data referred to in Sections
4.1 and 4.2 above to such employees, independent contractors and sublicensees of Air who:

         (i) need to have direct access to the Software source code or a visual display thereof to enable Air or its sublicensees to utilize the Software source code as contemplated by this Agreement; and

         (ii) have agreed in writing to treat the Software source code and such other material, information and data which WSI treats as being confidential or proprietary in accordance with this Section 4 and to comply with all other provisions of this Agreement.

5.       SUBLICENSE TERMINATION AND REMEDIES.

         5.1. WSI may terminate a License Agreement or Source Code License Supplement, respectively, (whether or not such agreement is with an end user or a Distributor) upon the occurrence of either of the following events, or both, with respect to such agreement:

         (i) A Software sublicense is granted to a sublicensee that does not comply with Section 1.6 hereof and Air or the Distributor granting such sublicense, as the case may be, fails to correct the inconsistency within sixty
(60) days after WSI provides Air a written request to correct such inconsistency.

         (ii) A sublicensee commits a material breach of the Required Provisions, Distributor License, Integrator License, or Compilation License or the terms of the Source Code License Supplement and the sublicensee fails to cure such breach within sixty (60) days after WSI provides Air written notice of such breach. Upon termination of a sublicense, the sublicensee whose rights are terminated shall promptly return all copies of the Software to Air or have an officer of the sublicensee certify in writing that all copies of the Software in the sublicensee's possession or control have been destroyed.

         5.2. If a sublicensee continues to use or distribute the Software after such termination or if Air, its Distributor or their sublicensees breach the terms of Section 4, then WSI will not have an adequate remedy at law; therefore, injunctive or other equitable relief (without the necessity of posting bond) would be appropriate to restrain such unauthorized use or disclosure, whether threatened or actual.

6.       RESPONSIBILITIES OF AIR.

         6.1. Air shall be exclusively responsible for the supervision, management and control of its use of the Software, including, but not limited to, (i) assuming proper operating methods, (ii) establishing adequate back-up plans, when permissible, and (iii) providing support to end users to whom it distributes the Software.

         6.2. Air acknowledges that as a part of its obligations to WSI, that Air's agreement with its Distributors and Air's sublicensees may not (i) impose any liabilities upon WSI, and (ii) grant any warranty of any kind to any third party on behalf of WSI.

         6.3. WSI may not (i) enter into any agreement with a third party that imposes any liabilities on Air, or (ii) grant any warranty of any kind to any third party on behalf of Air.

         6.4. Upon WSI's request, Air shall enforce the terms of the Required Provisions with its sublicensees, its Distributors, and its Distributor's sublicensees. If Air decides to file a legal action against a sublicensee, its Distributor, or its Distributor's sublicensee for a breach of one or more of the Required Provisions, then prior to filing such action Air shall provide WSI reasonable written notice of such action and shall provide WSI an opportunity to join as a party to the litigation.

         6.5. Air shall not be liable for any breach by any sublicensee (including Distributors) or any third party of any provisions of this Agreement, any sublicense agreement or otherwise; provided, however that nothing in this paragraph shall limit the provisions of Section 6.4.

7.       WARRANTY DISCLAIMER; LIMITATION OF LIABILITY.

         THE SOFTWARE IS PROVIDED "AS-IS." WSI DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT. NEITHER AIR NOR WSI SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA OR USE OR LOST PROFITS, HOWEVER ARISING, EVEN IF WSI OR AIR, AS APPLICABLE, HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. WSI SHALL HAVE NO LIABILITY FOR DAMAGES UNDER THIS AGREEMENT (WHETHER IN CONTRACT OR TORT) FOR THE SOFTWARE UNLESS SUCH LIABILITY ARISES DIRECTLY FROM WSI'S BREACH OF THE TERMS OF SECTION 6.3 IN WHICH CASE WSI'S LIABILITY SHALL BE LIMITED TO THE AMOUNT OF AIR'S DIRECT DAMAGES ARISING THEREFROM. THE FOREGOING LIMITATION OF LIABILITY SHALL BE APPLIED SEPARATE AND APART FROM ANY LIMITATION OF

LIABILITY IN ANY OTHER AGREEMENT. AIR SHALL HAVE NO LIABILITY FOR DAMAGES UNDER THIS AGREEMENT (WHETHER IN CONTRACT OR TORT) UNLESS SUCH LIABILITY ARISES DIRECTLY FROM AIR'S BREACH OF THE TERMS OF SECTION 6.2 IN WHICH CASE AIR'S LIABILITY SHALL BE LIMITED TO THE AMOUNT OF AIR'S DIRECT DAMAGES ARISING THEREFROM. WSI SHALL HAVE NO LIABILITY FOR DAMAGES UNDER THIS AGREEMENT (WHETHER IN CONTRACT OR TORT) UNLESS SUCH LIABILITY ARISES DIRECTLY FROM WSI'S BREACH OF THE TERMS OF SECTION 6.3 IN WHICH CASE WSI'S LIABILITY SHALL BE LIMITED TO THE AMOUNT OF AIR'S DIRECT DAMAGES ARISING THEREFROM. NOTWITHSTANDING THE TERMS OF THIS PARAGRAPH, NOTHING IN THIS AGREEMENT SHALL LIMIT WSI'S ABILITY TO RECOVER ECONOMIC DAMAGES RESULTING FROM UNAUTHORIZED USE OF THE SOFTWARE BY AIR, ITS DISTRIBUTORS OR THEIR SUBLICENSEES SUBJECT TO THE PROVISIONS OF SECTION 6.5; PROVIDED THAT ANY SUCH LIABILITY OF AIR SHALL NOT EXCEED $2,500,000 IN THE AGGREGATE. NOTWITHSTANDING THE TERMS OF THIS PARAGRAPH, NOTHING IN THIS AGREEMENT SHALL LIMIT AIR'S ABILITY TO RECOVER THE ROYALTIES OWED UNDER THIS AGREEMENT OR OTHERWISE. THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY RISK SET FORTH IN THIS SECTION. THIS LIMITATION OF LIABILITY IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN INEFFECTIVE.

8.       INDEMNIFICATION.

         8.1. Air shall indemnify, defend and hold WSI and its directors, officers, employees and agents harmless (collectively, the "WSI Indemnified Parties"), from and against the any Adverse Consequences (as defined below) that any of the WSI Indemnified Parties may suffer, sustain or become subject to, arising out of a breach of Section 6.2.

         8.2. WSI shall indemnify, defend and hold Air and its directors, officers, employees and agents harmless (collectively, the "Air Indemnified Parties"), from and against any Adverse Consequences (as defined below) that any of the Air Indemnified Parties may suffer, sustain or become subject to, arising out of a breach of Section 6.3.

         8.3. For purposes of this Section 8, "Adverse Consequences" means all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, costs of defense, judgments, orders, decrees, stipulations, injunctions, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, taxes, security interests, losses, expenses, and fees, including without limitation all reasonable attorneys' fees and court costs.

         8.4. This Section 8 does not affect the indemnification obligations of the parties under the Asset Purchase Agreement between the parties hereto, of even date herewith.

9.       MISCELLANEOUS.

         9.1. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and shall be binding on them and on their permissible successors, heirs and assigns, and shall inure to their respective benefits. Any amendments, or alternatives or supplementary provisions must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto.

         9.2. NON-WAIVER. The failure in one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, or to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

         9.3. ASSIGNMENT. This Agreement and all rights and obligations may not be assigned in whole or in part by either party (by operation of law or otherwise) without the prior written consent of the other, except that (i) either party may assign its rights indivisibly in connection with a reorganization, sale or other disposition of substantially all the assets or voting stock of that party's business relating to the licensed software to an acquiring person or entity, provided, that prior written notice is provided to the non-assigning party, and (ii) nothing in this paragraph shall limit the right to grant Software sublicenses. The acquiring person or entity must agree in writing to comply with the assigning party's obligations under, and to be bound by, this Agreement. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties and their respective successors and permitted assigns.

         9.4. COMPLIANCE WITH LAWS. Each of WSI and Air shall comply in all material respects with applicable laws in the performance of its respective obligations under this Agreement. With respect to any applicable export laws, a party exporting or importing the Software shall be responsible for complying with all applicable laws and regulations relating to such export or import of the Software.

         9.5. NOTICES. All communications between the parties with respect to any of the provisions of this Agreement ("Notices") shall be in writing, and shall be sent by personal delivery or by airmail, facsimile transmission or other commercial means of rapid delivery, postage or costs of transmission and delivery prepaid, to Air or WSI as set forth in the preamble of this Agreement, until such time as either party provides the other not less than ten (10) days' prior written notice of a change of address in accordance with these provisions. Notices sent by facsimile transmission or by other means of rapid delivery (means intended to be delivered to the receiving party within at least two (2) business days of being sent) shall be deemed given on the day such Notice was transmitted or delivered, provided that reasonable proof of transmission or delivery is retained by the sending party. Other Notices shall be deemed to have been given upon receipt by the other party.

         9.6. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.


                    [SIGNATURES CONTAINED IN FOLLOWING PAGE]

         9.7. CONSTRUCTION AND APPLICABLE LAW. The parties understand and acknowledge that they have each been represented by counsel in connection with the preparation, execution and delivery of this Agreement. This Agreement shall not be construed against any party for having drafted it. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, effect and in all other respects by the internal laws of the state of Georgia.

         9.8. DISPUTE RESOLUTION. The parties agree to the dispute resolution provisions set forth in Exhibit G.

         9.9. LEGAL FEES. If any dispute arising out of this Agreement is litigated between the parties, the prevailing party shall be entitled to recover its reasonable attorneys' fees in addition to any other relief to which it may be entitled.

         9.10. SEVERABILITY. If any provision of this Agreement shall be found invalid or unenforceable for any reason, in whole or in part, then such provision shall be deemed modified, restricted, or reformulated to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, restricted, or reformulated or as if such provision had not been originally incorporated herein, as the case may be. The parties further agree to seek a lawful substitute for any provision found to be unlawful; provided, that, if the parties are unable to agree upon a lawful substitute, the parties desire and request that a court or other authority called upon to decide the enforceability of this Agreement modify those restrictions in this Agreement that, once modified, will result in an agreement that is enforceable to the maximum extent permitted by the law in existence at the time of the requested enforcement.

         9.11. EXHIBITS AND RECITALS. All Exhibits attached hereto are specifically incorporated herein by reference and the recitals set forth above are hereby incorporated as part of this Agreement as if fully set forth herein.


WITNESS SYSTEMS, INC., a Delaware          ADVANCED INTEGRATED RECORDERS,
corporation                                INC., a Delaware corporation



SIGNATURE:                                 SIGNATURE:
          -----------------------------              --------------------------
NAME:                                      NAME:
          -----------------------------              --------------------------
TITLE:                                     TITLE:
          -----------------------------              --------------------------

                                   EXHIBIT A

                            Description of Software

                  The Software is a Record and Replay solution for a variety of interfaces including: Voice, Bit Synchronous Serial, FSK (Navy Proprietary), TCP/IP and UDP/IP sockets, and X-11 Screen Capture. The Software consists of the following deliverables:

                  - AIR2000 System Software (i.e. the main application) that runs on the AIR2000 Rackmount System Hardware.

                  - AIR2000 DXLC, which runs on a Unix Workstation to form an interface layer between the AIR2000 System Software and X-11 R6 server resident on the Unix workstation for X-11 screen record and replay.

                  - AIR2000 O/S Image, which is a binary image of the Operating System, Drivers, Services and Middleware required to interface and run the AIR2000 System Software on the AIR2000 Rackmount System Hardware (i.e. it is the "platform software" required to run the application).

                  - AIR2000 configuration Floppies which are generated by the AIR2000 Configuration Manager Program. The configuration floppies contain date used to configure both the Application and the O/S Image for use at a specific customer site.

                  - AIR2000 Diagnostic Floppy/Emergency Boot Floppy, which are used for maintenance of the system.

                                  EXHIBIT B-1
                   DEFINITION OF AIR TRAFFIC CONTROL MARKET

The "AIR Traffic Control Market" shall include applications of the Software used to record and replay data in the field of aviation, whether on the ground or in the air, over wide area networks and/or local area networks, by means of any communication media including but not limited to satellite, radar, telecommunications or digital. Notwithstanding the foregoing, the Air Traffic Control Market does not include the Witness Exclusive Field as defined in Exhibit B-3 in the field of aviation.

                                  EXHIBIT B-2
                              AIR EXCLUSIVE FIELD

The "AIR Exclusive Field" shall consist of the four specific "Segments" set forth below. Notwithstanding the foregoing, these Segments do not include any application or use of the Software that would reasonably be within the Witness Exclusive Field as defined in Exhibit B-3 for each of the items listed below.

         1. Security and Surveillance (not including any anti-fraud or fraud detection during a customer, employee, etc. interaction.)

         2. Government (federal, state, local or foreign), Intelligence and Military

         3.       Public Safety including air, sea, rescue and transportation

         4.       Manufacturing process control.

                                  EXHIBIT B-3

                     DEFINITION OF WITNESS EXCLUSIVE FIELD

Any applications of the Software that include the utilization of record and replay technology for the purpose of :

         (a) Monitoring customer interactions, to provide measurement systems, reporting and quality control to support an enterprise's sales, human resources, customer care and customer support activities, or:

         (b) Monitoring Accounting, Financial, Enterprise Resource Planning or Customer Relationship Management Processes and workflows and applications (not including manufacturing processes and control).




"Customer Interactions" means interactions between customers and the enterprise via telephone, fax, email, internet, internet chat, computer data, or video to transfer information.

In the context of the Witness Exclusive Field, a "customer" is defined as any party interacting with the enterprise who is an employee, buyer, seller, business partner, vendor, creditor, debtor or any other stakeholder or constituent of the enterprise. Interactions between manufacturing process, control, security, equipment of facility sensors or devices, and other mechanical, electromechanical, or biologic instrument and the enterprise are not included in the Witness Exclusive Field.

                                   EXHIBIT C

                               LICENSE AGREEMENT

                                   EXHIBIT D

                         SOURCE CODE LICENSE SUPPLEMENT

                                   EXHIBIT E

                          OPTIONAL PROVISIONS TO AIR'S
                       STANDARD FORM OF LICENSE AGREEMENT

RIDER 1        INTEGRATOR LICENSE

In addition to the license granted in Section 1, subject to the terms and conditions set forth herein, AIR grants you the non-exclusive license to integrate the Software Product into other products and to sublicense the Software Product in conjunction with the sale of such other products. You will be responsible for ensuring that your customers agree to the terms and conditions of AIR's end-user license.

RIDER 2        DISTRIBUTOR LICENSE

In addition to the License granted in Section I, subject to the terms and conditions set forth herein, AIR grants you the non-exclusive license to distribute the Software Product to others. You will be responsible for ensuring that end users of the Software Product agree to the terms and conditions of AIR's end-user license.

RIDER 3        COMPILATION LICENSE

AIR grants you access to the Software Product in source code form for the sole and exclusive purpose of compiling the Software Product into object code. You agree to delete all copies of the source code from your system promptly after the Software Product has been compiled into object code. You will not modify the source code in any way. You will not retain any copies of the source code. You agree to comply with the confidentiality provisions set forth in Section 6 hereof, at all times, with respect to such source code.

                                   EXHIBIT F
                 LIST OF AIR LICENSEES AS OF THE EFFECTIVE DATE

U.S. Navy, Telephonics, Digicomp, Lockheed Martin, IBM - United Kingdom, Mitre The above named licenses licensed the Software prior to the Effective Date pursuant to the terms of the Attached Shrink Wrap License Agreement.

                                   EXHIBIT G

                               DISPUTE RESOLUTION

         1. SCOPE OF ARBITRATION. All disputes between WSI and Air arising out of or relating to this Agreement shall be resolved by final and binding arbitration conducted in accordance with and subject to the provisions of the United States Arbitration Act, 9 U.S.C. ss.ss. 1 et seq. even though this Agreement provides that it will be governed by New Jersey law, provided, however, that prior to filing a demand for arbitration, the parties shall attempt to resolve their disputes through negotiation, and, if the dispute remains unresolved, by non-binding mediation, as provided in this Exhibit G.

         2. MEETING BEFORE ARBITRATION. In the event there is a dispute arising out of or relating to this Agreement, the parties first shall attempt to resolve the dispute by negotiations between senior executives of the parties who have authority to settle the controversy. The disputing party shall give the other party written notice of the dispute. Within twenty days after receipt of said notice, the receiving party shall submit a written response to the disputing party. The notice and response shall include (a) a statement of each party's position and a summary of the evidence and arguments supporting its position, and (b) the name and title of the executive who will represent that party. The executives shall meet at a mutually acceptable time and place within thirty days after the date of receipt of the disputing party's notice and, after that, as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the dispute. If the matter is not resolved within sixty days after the receipt of the disputing party's notice, or if the party receiving said notice will not meet within thirty days, then either party may initiate mediation of the dispute according to the terms provided below.

         3. MEDIATION BEFORE ARBITRATION. In the event any dispute arising out of or relating to this Agreement is not resolved by negotiation as provided in the preceding paragraph, then, prior to filing a demand for arbitration, either party shall, if it still wishes to resolve the dispute, refer the dispute to mediation, i.e., an informal, non-binding conference or conferences between the parties in which a mediator will seek to guide the parties to a resolution of the dispute. The mediation shall take place in Atlanta, Georgia if requested by WSI, and shall take place in Philadelphia, Pennsylvania if requested by Air. The mediation shall be conducted under the auspices of the American Arbitration Association ("AAA") office in the city where the mediation is to be conducted. The parties are free to select any mutually acceptable mediator from the list provided by such AAA office. If the parties cannot agree or have no particular choice of mediator, then a list and resumes of available mediators will be sent to the parties, each of whom shall inform the AAA of those mediators who are acceptable, provided that at least one such mediator shall be designated acceptable. The AAA shall then select a mediator who is acceptable to both parties. The mediation shall occur within sixty days after the request for mediation. The fees and costs of the mediation shall conform to the then current fee schedule at the AAA and, in the absence of an agreement to the contrary, shall be borne equally by each party.

         4. ARBITRATION. If the dispute is not finally resolved within thirty days after the first day of the mediation, then either party may demand arbitration by filing a demand for arbitration. The arbitration shall be conducted under the auspices of the AAA. An arbitration demanded by WSI shall take place in Atlanta, Georgia and an arbitration demanded by Air shall take place in Philadelphia, Pennsylvania. The arbitration shall be conducted by one arbitrator mutually agreed upon by WSI and Air, under the Commercial Arbitration Rules of the AAA, except that the parties shall have any right to discovery as would be permitted under the Federal Rules of Civil Procedure for a period of ninety days following the selection of the arbitrator, and the arbitrator shall resolve any dispute which arises in connection with such discovery. The fees and costs of the AAA and the arbitrator shall, in the absence of an agreement to the contrary, be borne equally by each party. The prevailing party shall be entitled to an award of costs, expenses and reasonable attorneys' fees. Judgment upon the award (which shall not include punitive damages under any circumstances) rendered by the arbitrator may be entered in any court of competent jurisdiction.

         5. LIMITATION OF ACTIONS. Any request for a meeting to resolve a dispute, as provided in paragraph 2 of this Exhibit G, must be served upon the other party no later than one year from the date that the facts giving rise to such dispute occurred.

         6. EXCLUSION OF REQUEST FOR INTERIM INJUNCTIVE RELIEF. Notwithstanding this Exhibit G, either party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim injunctive relief, as may be necessary to protect such party's intellectual property rights or confidential information.

                                   EXHIBIT C


                     To the Asset Purchase Agreement among
                 Witness Systems, Inc. and Advanced Integrated
                      Recorders, Inc. and Formation, Inc.

                   Amended and Restated Registration Rights
                        Agreement dated August 2, 1999

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated as of August 2, 1999, by and among WITNESS SYSTEMS, INC., a Delaware corporation (the "Company"), each of those current shareholders of the Company defined hereinbelow as the "Founders" and the "Series A and B Shareholders," and those certain parties to the Stock Purchase Agreement (defined below) who are purchasing Series C Shares (defined below) coincident with the execution and delivery of this Agreement and are identified hereinbelow as the Purchasers (the "Purchasers").

                                   WITNESSETH:

         WHEREAS, the Company, the Founders and the Series A and B Shareholders are parties to that certain Registration Rights Agreement dated as of March 18, 1997, as amended pursuant to Amendment No. 1 to Registration Rights Agreement (the "Existing Registration Rights Agreement"), whereby the Founders and the Series A and B Shareholders were granted certain registration rights with respect to certain securities of the Company;

         WHEREAS, pursuant to the terms of the Stock Purchase Agreement dated as of the date hereof by and among the Company and the Purchasers (the "Stock Purchase Agreement"), the Company is issuing to the Purchasers an aggregate of up to 1,325,028 shares (the "Series C Shares") of the Company's Series C Convertible Preferred Stock;

         WHEREAS, as an inducement to the Purchasers to enter into the Stock Purchase Agreement, the Company desires to grant to the Purchasers certain registration rights with respect to the Series C Shares, and the Company, the Founders and Series A and B Shareholders desire to amend and restate the Existing Registration Rights Agreement;

         NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

                  "Conversion Shares" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Shares, and any shares of capital stock received in respect thereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Founders" shall mean Tom Snyder, Jim Judson, Steve Beckett and Kirk Knous.

                  "Preferred Shares" shall mean shares of the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, each $.01 par value per share.

                  "Purchasers" as defined in the recitals to this Agreement.

                  "Registration Expenses" shall mean the expenses so described in Section 8.

                  "Restricted Stock" shall mean (1) the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act, and (2) for purposes of Section 5 hereof, up to 3,940,200 shares of Common Stock held by the Founders, but excluding shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean the expenses so described in
         Section 8.

                  "Series A and B Restricted Stock" means shares of Restricted Stock constituting Conversion Shares issued or issuable upon conversion of the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock, or any shares of capital stock received in respect thereof.

                  "Series A and B Shareholders" shall mean the holders of the Company's Series A Convertible Preferred Stock and the holders of the Company's Series B Convertible Preferred Stock.

                  "Series C Restricted Stock" means shares of Restricted Stock constituting Conversion Shares issued or issuable upon conversion of the Series C Convertible Preferred Stock, or any shares of capital stock received in respect thereof.

         2. Restrictive Legend. Each certificate representing Preferred Shares, Conversion Shares or Restricted Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

A certificate shall not bear such legend if in the opinion of counsel reasonably satisfactory to the Company (it being agreed that each of Testa, Hurwitz & Thibeault, LLP, and Jones, Day, Reavis & Pogue shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares, Conversion Shares or Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that each of Testa, Hurwitz & Thibeault, LLP, and Jones, Day, Reavis & Pogue shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership), to one or more members of the transferor (in the case of a transferor that is a limited liability company), or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

         4.       Required Registration.

                  (a) The holders of Series A and B Restricted Stock constituting at least a majority of the total shares of Series A and B Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Series A and B Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Series A and B Restricted Stock for which registration has been requested shall constitute at least 20% of the total shares of Series A and B Restricted Stock originally issued (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000).

                  (b) The holders of Series C Restricted Stock constituting at least a majority of the total shares of Series C Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice.

                  (c) For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all shares of Preferred Stock held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6.

                  (d) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock (including the Founders) and Preferred Shares from whom notice has not been received and such holders shall then be entitled within 30 days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only in respect of requests by the holders of Series A and B Preferred Stock, and on two occasions only in respect of requests by the holders of Series C Preferred Stock, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (e) The Company (or at the option of the Company, the holders of Common Stock) shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company or such other holders for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

                  (f)      In respect of a request for registration pursuant to
Section 4(a) if in the opinion of the managing underwriter the inclusion of all of the Restricted Stock requested to be registered under this Section would adversely affect the marketing of such shares, after any shares to be sold by the Company or other holders of Common Stock have been excluded, then Series C Restricted Stock shall be next excluded to the extent so necessary, and then shares to be sold by the remaining holders of Restricted Stock shall be excluded in such manner that the shares to be sold shall be allocated among the selling holders pro rata based on their ownership of Restricted Stock.

                  (g)      In respect of a request for registration pursuant to
Section 4(b) if in the opinion of the managing underwriter the inclusion of all of the Restricted Stock requested to be registered under this Section would adversely affect the marketing of such shares, after any shares to be sold by the Company or other holders of Common Stock have been excluded, then shares of Restricted Stock other than Series C Restricted Stock shall be next excluded to the extent necessary and then shares to be sold by the remaining holders of Series C Restricted Stock shall be excluded in such manner that the shares to be sold shall be allocated among such selling holders pro rata based on their ownership of Restricted Stock.

         5. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock held by such requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock held by the Founders or such other requesting holders of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company, the Founders or such other requesting holders of Restricted Stock, and, provided, further, that in no event shall the number of shares of Restricted Stock included in the offering be reduced below twenty percent (20%) of the total number of shares of Common Stock included in such offering, unless the offering is the Company's initial public offering of the Company's securities in which case the number of shares of Restricted Stock to be included by the holders may be reduced or eliminated entirely as set forth above. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

         6.       Registration on Form S-3.

                  (a) Subject to the limit of two registrations hereunder in any 12 month period, if at any time (i) a holder or holders of Series A and B Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice.

                  (b) Subject to the limit of two registrations hereunder in any 12 month period, if at any time (i) a holder or holders of Series C Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Series C Restricted Stock specified in such notice.

                  (c) Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that except as provided above there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6.

                  (d) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to register Restricted Stock under the Securities Act on registration statements ("Registration Statements") may, upon the reasonable determination of the Board of Directors made only once during any 12-month period, be suspended in the event and during such period as unforeseen circumstances (including without limitation (i) an underwritten primary offering by the Company (which includes no secondary offering) if the Company is advised in writing by its underwriters that the registration of the Restricted Stock would have a material adverse effect on the Company's offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event which would require additional disclosure of material information by the Company in Registration Statements or such other filings, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Securities and Exchange Commission (the "SEC") requirements) exist (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") which would make it impractical or unadvisable for the Company to file the Registration Statements or such other filings or to cause such to become effective. Such suspension shall continue only for so long as such event is continuing but in no event for a period longer than ninety (90) days. The Company shall notify the holders of Preferred Shares of the existence and nature of any Suspension Event.

         7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, to such effect as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                  (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (i) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Restricted Stock; and

                  (j) permit any holder of Restricted Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

                  For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

                  In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". "Selling Expenses" shall include (i) all underwriting discounts and commissions applicable to the sale of Restricted Stock; and (ii) expenses of any registration proceeding begun pursuant to Section 4 or 6, the request of which has been subsequently withdrawn by all of the requesting holders, in which case such expenses shall be borne by the holders of Restricted Stock requesting or causing such withdrawal unless, such withdrawal is a result of an adverse change or material development in the Company's business or prospects or, with respect to registrations under Section 4, the holders of at least two-thirds of the securities to be registered agree to forfeit their right to one demand registration pursuant to Section 4.

                  The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         9.       Indemnification.

                  (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Restricted Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (iv) any failure to register or qualify the Restricted Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the seller's behalf and will reimburse each such seller, and such officer and director, each such underwriter and each such controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Restricted Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any amendment or supplement thereof, or any Blue Sky Application and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller shall not exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) The indemnities provided in this Section 9 shall survive the transfer of any Restricted Stock by such holder.

         10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

         11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

         12. Representations and Warranties of the Company. The Company represents and warrants to the Series A and B Shareholders and to the Purchasers as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent the indemnification provisions herein may be deemed not enforceable.

         13.      Miscellaneous.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, (i) that registration rights conferred herein on the holders of shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or Series A and B Restricted Stock shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued pursuant to the Stock Purchase Agreements in respect of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, dated March 18, 1997 and September 24, 1998, respectively, to the direct or indirect transferor of such transferee or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto and (ii) that registration rights conferred herein on the holders of Series C Convertible Preferred Stock or Series C Restricted Stock shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee the total shares of Restricted Stock originally issued pursuant to the Stock Purchase Agreement in respect of the Series C Convertible Preferred Stock of even date herewith, to the direct or indirect transferor of such transferee or 20% of such total shares, whichever is less, or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

                  if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement or in a certain Stockholders' Agreement by and among the parties hereto dated as of the date hereof;

                  if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Georgia.

                  (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Restricted Stock, which in every event must include the holders of at least sixty-six and two-thirds percent (66-2/3%) in interest of the outstanding Conversion Shares. Notwithstanding the foregoing, no such amendment or modification shall be effective if and to the extent that such amendment or modification either (a) creates any additional affirmative obligations to be complied with by any or all of the Purchasers or (b) grants to any one or more Purchasers any rights more favorable than any rights granted to all other Purchasers or otherwise treats any one or more Purchasers differently than all other Purchasers.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) The obligations of the Company to register shares of Series A and B Restricted Stock under Sections 4, 5 or 6 shall terminate five years after completion of an underwritten public offering of shares of Common Stock in which the net proceeds received by the Company shall be at least $10 million and the price paid by the public for such shares shall be at least $8.58 per share (appropriately adjusted to reflect any subdivision or combination of Common Stock). The obligations of the Company to register shares of Series C Restricted Stock under Sections 4, 5 or 6 shall terminate 5 years after completion of an underwritten public offering of shares of Common Stock in which the net proceeds received by the Company shall be at least $30 million and the price paid by the public for such shares shall be at least $12.60 per share if the public offering is closed on or prior to the first anniversary of the date hereof and $18.90 per share thereafter (appropriately adjusted to reflect any subdivision or combination of Common Stock).

                  (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all executive officers and directors of the Company and all other holders of more than one percent (1%) of the voting securities of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this
Section 13(g).

                  (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                  (i) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

                  (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supercedes all prior agreements and understandings between them or any of them as to such subject matter, including without limitation, the Existing Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                           THE COMPANY:

                           WITNESS SYSTEMS, INC.


                           By: /s/ Jon W. Ezrine
                           -------------------------------------
                           Name:  Jon W. Ezrine
                           Title: Chief Financial Officer

                           FOUNDERS:


                           /s/ W. Thomas Snyder
                           -------------------------------------
                           W. Thomas Snyder

                           /s/ James W. Judson, Jr.
                           -------------------------------------
                           James W. Judson, Jr.

                           /s/ Steven Beckett
                           -------------------------------------
                           Steven Beckett

                           /s/ Kirk Knous
                           -------------------------------------
                           Kirk Knous

                              SERIES A AND B SHAREHOLDERS:

                              BATTERY VENTURES IV, L.P.

                              By:  Battery Partners IV, LLC


                                       By: /s/ Thomas J. Crotty
                                           -------------------------
                                           Member Manager





                       [SIGNATURES CONTINUED ON NEXT PAGE]

       [SIGNATURES TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                         BATTERY INVESTMENT
                                         PARTNERS IV, LLC


                                         By: /s/ Thomas J. Crotty
                                             ----------------------------------
                                              Member Manager


                                         /s/ John Abraham
                                             ----------------------------------
                                         John Abraham


                                         PURCHASERS:

                                         NORO-MOSELEY PARTNERS IV, L.P.

                                         By:  MKFJ-IV, L.L.C., General Partner

                                              By: /s/ Allan S. Moseley
                                                  -----------------------------
                                                  Member


                                         NORO-MOSELEY PARTNERS IV-B, L.P.


                                         By:  MKFJ-IV, L.L.C., General Partner

                                              By: /s/ Allan S. Moseley
                                                  -----------------------------
                                                  Member


                                         HAMBRECHT & QUIST CALIFORNIA,
                                         a California corporation


                                         By: /s/ Robert N. Savios
                                             ----------------------------------
                                         Name:  Robert N. Savios
                                         Title: Tax Director-Attorney-in-Fact


                       [SIGNATURES CONTINUED ON NEXT PAGE]

       [SIGNATURES TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                            HAMBRECHT & QUIST EMPLOYEE
                            VENTURE FUND, L.P. II, a
                            Delaware limited partnership

                            By:  H&Q VENTURE MANAGEMENT,
                                 L.L.C., a Delaware limited liability
                                 company, its General Partner

                            By: /s/ Robert N. Savios
                               ------------------------------------------------
                            Name:  Robert N. Savios
                            Title: Tax Director-Attorney-in-Fact


                            ACCESS TECHNOLOGY PARTNERS, L.P., a Delaware limited partnership

                            By:  ACCESS TECHNOLOGY
                                 MANAGEMENT, L.L.C., a Delaware
                                 limited liability company, its General Partner

                                 By: H&Q VENTURE MANAGEMENT,
                                     L.L.C., a Delaware limited liability
                                     ompany, its Managing Member


                                  By: /s/ Robert N. Savios
                                       ----------------------------------------
                                  Name: Robert N. Savios
                                  Title: Tax Director-Attorney-in-Fact


                            ACCESS TECHNOLOGY PARTNERS BROKERS FUND, L.P.

                            By:    H&Q VENTURE MANAGEMENT, L.L.C.,
                                   a Delaware limited liability company, its
                                   General Partner

                                   By: /s/ Robert N. Savios
                                       ----------------------------------------
                                   Name: Robert N. Savios
                                   Title: Tax Director-Attorney-in-Fact

                       [SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]



                             H&Q WITNESS SYSTEMS INVESTORS, LP, a
                             California limited partnership

                             By:      H&Q VENTURE ASSOCIATES,
                                      a California corporation, its
                                      General Partner

                             By: /s/ Robert N. Savios
                                 ----------------------------------------------
                             Name: Robert N. Savios
                             Title: Tax Director-Attorney-in-Fact



                             THE PRODUCTIVITY FUND IV, L.P., a
                             Delaware limited partnership

                             By:      FIRST ANALYSIS MANAGEMENT
                                      COMPANY IV, LLC, a Delaware limited
                                      liability company, its General Partner

                                      By:      FIRST ANALYSIS
                                               CORPORATION, a Delaware
                                               Corporation, Member


                                      By: /s/ Mark Koulogeorge
                                          -------------------------------------
                                      Name: Mark Koulogeorge
                                      Title:












                       [SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]


                           THE PRODUCTIVITY FUND IV ADVISORS
                           FUND, L.P., a Delaware limited partnership
                           Delaware limited partnership

                           By:      FIRST ANALYSIS MANAGEMENT
                                    COMPANY IV, LLC, a Delaware limited
                                    liability company, its General Partner

                                    By:      FIRST ANALYSIS
                                             CORPORATION, a Delaware
                                             Corporation, Member

                                    By:   /s/ Mark Koulogeorge
                                          -----------------------------------
                                    Name: Mark Koulogeorge
                                    Title:




                        /s/ John P. Implay, Jr.
                        -----------------------------------------------------
                        JOHN P. IMLAY JR.

                                    EXHIBIT D

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                       Amendment No. 1 to the Amended and
                     Restated Registration Rights Agreement
                              Dated August 2, 1999

                                  AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This amendment (the "Amendment") to the Amended and Restated Registration Rights Agreement dated August 2, 1999 attached hereto as Exhibit A is made and entered into the 30th day of September, 1999, by and among Witness Systems, Inc., a Delaware corporation (the "Company"), each of Tom Snyder, Jim Judson, Steve Beckett and Kirk Knous (collectively, the "Founders") and those current shareholders of the Company referred to in the Registration Rights Agreement as the "Series A and B Shareholders" and the "Purchasers," Advanced Integrated Recorders, Inc. ("AIR"), Greyrock Capital, a division of NationsCredit Commercial Corporation ("Greyrock"), and Silicon Valley Bank ("SVB"). The Amended and Restated Registration Rights Agreement as amended by this Amendment is referred to in this Amendment as the "Registration Rights Agreement." The foregoing Parties to the Registration Rights Agreement as amended by this Amendment are collectively referred to as the "Parties." Each capitalized term in this Amendment shall have the meaning ascribed to such term in the Amended and Restated Registration Rights Agreement dated August 2, 1999 unless such capitalized term is otherwise defined in this Amendment.



                              W I T N E S S E T H:

         WHEREAS, the Company, Founders, the Series A and B Shareholders and the Purchasers are Parties to the Registration Rights Agreement whereby the Series A and B Shareholders and the Purchasers were granted certain registration rights with respect to certain securities of the Company;

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement dated as of the date hereof (the "Asset Purchase Agreement") by and among the Company, AIR and Formation, Inc., the Company is issuing to AIR 467,289 shares of Company's $.01 par value voting common stock (the "AIR Shares") as consideration for Company's purchase of certain of AIR's assets;

         WHEREAS, as an inducement to AIR to enter into the Asset Purchase Agreement, the Company desires to grant to AIR certain registration rights with respect to the AIR Shares, and the Company, the Founders, Series A and B Shareholders and the Purchasers desire to amend the Registration Rights Agreement in conjunction therewith;

         WHEREAS, pursuant to that Warrant to Purchase Stock dated as of June 24, 1999 ("Greyrock Warrant") Company issued a warrant to Greyrock and granted certain registration rights to Greyrock in Exhibit B thereto;

         WHEREAS, the Parties desire to add Greyrock as a party to the Registration Rights Agreement and replace the registration rights granted in the Greyrock Warrant with the registration rights set forth in Section 5 of the Registration Rights Agreement;

         WHEREAS, pursuant to that Warrant to Purchase Stock dated as of April 22, 1999 ("SVB Warrant") Company issued a warrant to SVB and granted certain registration rights to SVB in Exhibit B thereto; and

         WHEREAS, the Parties desire to add SVB as a party to the Registered Rights Agreement and replace the registration rights granted in the SVB Warrant with the registration rights set forth in Section 5 of the Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein, the Parties hereto agree as follows:

         1. By executing this Amendment, AIR, SVB, and Greyrock shall be deemed to be added as Parties to the Registration Rights Agreement subject to the terms and conditions of the Registration Rights Agreement.

         2. The following definition is hereby added to Section 1 of the Registration Rights Agreement:

         "Warrant Shares" mean those shares of Common Stock issued or issuable
         (i) upon conversion of the Preferred Shares issued or issuable upon exercise by SVB of the warrant to purchase 20,000 shares of the Company's Series B Convertible Preferred Stock held by SVB or its assignee according to the terms of the SVB Warrant or (ii) upon exercise by Greyrock of the warrant to purchase 65,000 shares of the Company's Common Stock held by Greyrock or its assignee according to the terms of the Greyrock Warrant.

         3. Section 1 of the Registration Rights Agreement is amended by deleting the definition of "Restricted Stock" in its entirety and inserting in lieu thereof the following definition:

         "Restricted Stock" shall mean (1) the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act; (2) for purposes of Section 5 hereof, up to 3,940,200 shares of Common Stock held by the Founders, but excluding shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act; (3) for purposes of Section 5 hereof, the Warrant Shares issued or issuable upon the exercise of the SVB Warrant to purchase up to 20,000 Series B Preferred Shares, excluding SVB's Warrant Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act or (c) privately sold;
         (4) for purposes of Section 5 hereof, the Warrant Shares issued or issuable upon the exercise of the Greyrock Warrant to purchase up to 65,000 shares of Common Stock, excluding Greyrock's Warrant Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act or (c) privately sold; and (5) for purposes of Section 5 hereof, up to 467,289 shares of Common Stock held by AIR, excluding any such shares (a) that remain subject to or have been forfeited under the Escrow Agreement attached as Exhibit D to the Asset Purchase Agreement, or (b) which have been redeemed under Section 8.4 of the Asset Purchase Agreement, or (c) which have been privately sold, or (d) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (e) which have been publicly sold pursuant to Rule 144 under the Securities Act.

         4. Section 5 of the Registration Rights Agreement is amended by striking this Section in its entirety and inserting in lieu thereof the following:

         Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such reduction is made according to the following order of priority among the Parties:

         1)       First:   All of Greyrock's Restricted Stock, all of SVB's
                  Restricted Stock and up to 116,822 shares of AIR's Restricted Stock shall be included in a registration pursuant to this
                  Section 5 (pro rata among the requesting holders named in this Subparagraph 1 based upon the number of shares held by such requesting holders eligible for the priority set forth in this subparagraph), but only up to the total number of shares of Restricted Stock that the managing underwriter allows to be included in such registration;

         2) Second: All remaining shares of Restricted Stock held by all other holders of Restricted Stock and AIR's Restricted Stock remaining after application in full of the priority set forth in the above subparagraph shall be included in a registration pursuant to this Section 5 (pro rata among the requesting holders based upon the number of shares of Restricted Stock held by such requesting holders); provided, however, that such number of shares of Restricted Stock held by the Founders or such other requesting holders of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company, the Founders or such other requesting holders of Restricted Stock;

                  provided, further, that in no event shall the number of shares of Restricted Stock included in the offering be reduced below twenty percent (20%) of the total number of shares of Common Stock included in such offering, unless the offering is the Company's initial public offering of the Company's securities in which case the number of shares of Restricted Stock to be included by the holders may be reduced or eliminated entirely as set forth above. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

         5. Section 10 of the Registration Rights Agreement shall be applicable with respect to the Warrant Shares.

         6. Section 13(a) of the Registration Rights Agreement is amended by striking this Section in its entirety and inserting in lieu thereof the following:

                  All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, (i) that registration rights conferred herein on the holders of shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or Series A and B Restricted Stock shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued pursuant to the Stock Purchase Agreements in respect of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, dated March 18, 1997 and September 24, 1998, respectively, to the direct or indirect transferor of such transferee or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto; (ii) that registration rights conferred herein on the holders of Series C Convertible Preferred Stock or Series C Restricted Stock shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee the total shares of Restricted Stock originally issued pursuant to the Stock Purchase Agreement in respect of the Series C Convertible Preferred Stock of even date herewith, to the direct or indirect transferor of such transferee or 20% of such total shares, whichever is less, or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto; (iii) that, notwithstanding anything to the contrary contained in this Agreement, registration rights conferred herein on SVB shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee at least 20% of the total shares of Warrant Shares originally issued to SVB pursuant to the SVB Warrant or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto; (iv) that registration rights conferred herein on Greyrock shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee at least 20% of the total shares of Warrant Shares originally issued to Greyrock pursuant to the Greyrock Warrant or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto; and (v) that registration rights conferred herein on AIR shall only inure to the benefit of a transferee of such shares if there is transferred to such transferee at least 20% of the total shares of AIR Shares originally issued to AIR pursuant to the Asset Purchase Agreement or such transferee is a party hereto or a partner, member, shareholder or affiliate of a party hereto.

         7. Greyrock and the Company agree that the registration rights granted in Section 5 of the Registration Rights Agreement supersede the terms and conditions of Exhibit B of the Greyrock Warrant in its entirety. All terms of the Greyrock Warrant, excluding the provisions of Exhibit B of the Greyrock Warrant, shall remain in full force and effect. In the event a conflict between the terms of the Greyrock Warrant (excluding the provisions of Exhibit B of the Greyrock Warrant) and the provisions of the Registration Rights Agreement, the provisions of the Greyrock Warrant shall govern and control in all respects.

         8. SVB and the Company agree that the registration rights granted in Section 5 of the Registration Rights Agreement supersede the terms and conditions of Exhibit B of the SVB Warrant in its entirety. All terms of the SVB Warrant, excluding the provisions of Exhibit B of the SVB Warrant, shall remain in full force and effect. In the event a conflict between the terms of the SVB Warrant, excluding the provisions of Exhibit B of the SVB Warrant, and the provisions of the Registration Rights Agreement, the provisions of the SVB Warrant shall govern and control in all respects.

         9. This Amendment constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter.

         10. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.


                                  THE COMPANY:

                                  WITNESS SYSTEMS, INC.

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  ADVANCED INTEGRATED
                                  RECORDERS, INC.

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  GREYROCK CAPITAL,
                                  a division of NationsCredit
                                  Commercial Corporation

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------



                                  SILICON VALLEY BANK


                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  FOUNDERS:


                                  ----------------------------------
                                  W. Thomas Snyder

                                  ----------------------------------
                                  James W. Judson, Jr.

                                  ----------------------------------
                                  Steven Beckett

                                  ----------------------------------
                                  Kirk Knous




                                  SERIES A AND B SHAREHOLDERS:

                                  BATTERY VENTURES IV, L.P.

                                  By:  Battery Partners IV, LLC

                                  By:
                                     -------------------------------
                                               Member Manager


                                  BATTERY INVESTMENT PARTNERS IV, LLC

                                  By:
                                     -------------------------------
                                               Member Manager



                                     -------------------------------
                                     John Abraham



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  SERIES C SHAREHOLDERS:


                                  NORO-MOSELEY PARTNERS IV, L.P.

                                  By:  MKFJ-IV, L.L.C.,
                                       Its General Partner


                                       By:
                                          -------------------------------------
                                          A Member


                                  NORO-MOSELEY PARTNERS IV-B, L.P.

                                  By:  MKFJ-IV, L.L.C.,
                                       Its General Partner


                                       By:
                                          -------------------------------------
                                          A Member


                                  HAMBRECHT & QUIST CALIFORNIA, a
                                  California corporation

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                            HAMBRECHT & QUIST EMPLOYEE
                            VENTURE FUND, L.P. II, a Delaware
                            limited partnership

                            By: H&Q VENTURE MANAGEMENT,
                                L.L.C., a Delaware limited liability
                                company, its General Partner

                                By:
                                   --------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------


                            ACCESS TECHNOLOGY PARTNERS, L.P.,
                            a Delaware limited partnership

                            By: ACCESS TECHNOLOGY
                                MANAGEMENT, L.L.C.,, a Delaware
                                limited liability company, its General Partner

                                By:  H&Q VENTURE MANAGEMENT,
                                     L.L.C., a Delaware limited liability
                                     company, its Managing Member

                                By:
                                   --------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------


                            ACCESS TECHNOLOGY PARTNERS
                            BROKERS FUND, L.P., a Delaware limited
                            partnership

                            By: H&Q VENTURE MANAGEMENT, L.L.C.,
                                a Delaware limited liability company, its
                                General Partner

                                By:
                                   --------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                            H&Q WITNESS SYSTEMS INVESTORS, LP,
                            a California limited partnership

                            By: H&Q VENTURE ASSOCIATES,
                                a California corporation, its
                                General Partner

                                By:
                                   --------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------


                            THE PRODUCTIVITY FUND IV, L.P., a
                            Delaware limited partnership

                            By: First Analysis Management Company IV,
                                LLC, a Delaware limited liability company,
                                its General Partner

                                By: First Analysis Corporation, a Delaware
                                    corporation

                                By:
                                   --------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------


                            THE PRODUCTIVITY FUND IV ADVISORS
                            FUND, L.P., a Delaware limited partnership

                            By: First Analysis Management Company IV,
                                LLC, a Delaware limited liability company,
                                its General Partner

                                By: First Analysis Corporation, a Delaware
                                    corporation

                                By:
                                   --------------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    ---------------------------------
                                    JOHN P. IMLAY, JR.

                                    EXHIBIT A

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                 AUGUST 2, 1999

                                    EXHIBIT E

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                                ESCROW AGREEMENT

                                 [See Attached]

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Agreement") is made and entered into as of the 30th day of September, 1999 by and between Advanced Integrated Recorders, Inc., a Delaware corporation with offices located at 121 Whittendale Drive, Moorestown, New Jersey 08057 ("AIR"), Witness Systems, Inc., a Delaware corporation with offices located at 1105 Sanctuary Parkway, Suite 210, Alpharetta, Georgia 30004 ("WSI"), and SunTrust Bank, Atlanta, a Georgia banking corporation, as escrow agent ("Escrow Agent").

                                    RECITALS

         WHEREAS, WSI, AIR and Formation, Inc., a New Jersey corporation, entered into an Asset Purchase Agreement dated September 30, 1999 (the "Asset Purchase Agreement");

         WHEREAS, the Asset Purchase Agreement provides that at the Closing certain shares of WSI common stock to be issued pursuant to the Asset Purchase Agreement and otherwise distributable to AIR pursuant thereto will be deposited in escrow pursuant to this Agreement; and

         WHEREAS, each capitalized term that is used but not otherwise defined herein shall have the meaning assigned to it in the Asset Purchase Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual premises and covenants contained in the Asset Purchase Agreement and herein, the parties agree as follows:

                                    ARTICLE I

                      ESCROW APPOINTMENT AND ESCROW SHARES

         1.1 THE ESCROW AGENT APPOINTMENT. WSI and Air hereby appoint and designate SunTrust Bank, Atlanta, as the Escrow Agent to receive, hold and distribute the Escrow Shares (as hereinafter defined) in accordance with the terms of this Agreement. The Escrow Agent hereby accepts its appointment as the Escrow Agent and agrees to hold, administer and disburse the Escrow Fund and any income, interest or other amounts received thereon in accordance with the terms hereof. The Escrow Agent shall have no obligations or responsibilities in connection with the Asset Purchase Agreement or any other agreement between any of the parties to the Asset Purchase Agreement, other than this Agreement.

         1.2 ESCROW SHARES. Pursuant to the Section 2.6 of the Asset Purchase Agreement, Air shall deposit into an escrow account with the Escrow Agent (the "Escrow Account") stock certificates in the name of AIR representing an aggregate of 93,458 shares of the WSI common stock to be received by AIR pursuant to the Asset Purchase Agreement (collectively, the "Escrow Shares"). AIR shall concurrently therewith execute a stock power with respect to their respective Escrow Shares, which stock power shall be delivered to the Escrow Agent and attached to the certificate representing their respective Escrow Shares. The Escrow Shares shall be held and distributed by the Escrow Agent, in accordance with the terms and conditions of this Agreement.

                                   ARTICLE II

                              APPLICATION OF ESCROW

         2.1 APPLICATION OF ESCROW SHARES TO CLAIMS. If WSI shall have a claim against AIR pursuant to Section 8.1 of the Asset Purchase Agreement, it shall promptly give written notice thereof to AIR and the Escrow Agent, including in such notice a brief description of the facts upon which such claim is based and the amount thereof and the number of Escrow Shares out of the Escrow Account (rounded to the nearest whole share) that is equal to the amount of such claim divided by the Fair Market Value (defined below) of such shares. Unless AIR gives written notice to the Escrow Agent contesting the delivery of such Escrow Shares within thirty (30) days following receipt of such notification from WSI, the Escrow Agent shall promptly after such thirty (30) day period deliver out of the Escrow Account to WSI the number of Escrow Shares requested by WSI. If AIR gives such written notice contesting the delivery of such Escrow Shares to the Escrow Agent within thirty (30) days following receipt of notification from WSI as described above, the Escrow Agent shall not release any Escrow Shares from the Escrow Account until the rights of AIR and WSI with respect to the Escrow Shares have been agreed upon between AIR and WSI or until such rights are finally determined by arbitration or a court of competent jurisdiction. The Escrow Agent may rely on any determination by any such arbitration or court of competent jurisdiction. If any such arbitration or court shall determine that the Escrow Shares are to be delivered out of the Escrow Account to WSI, the Escrow Agent shall, within ten (10) business days following receipt of a copy of such determination, deliver out of the Escrow Account to WSI the number of Escrow Shares (rounded to the nearest whole share) that is equal to the amount of such claim divided by the Fair Market Value of such shares. "Fair Market Value" for purposes of Section 8 of the Asset Purchase Agreement and for this Agreement shall mean the greater of (x) $5.35 per share or (y) the fair market value of the common stock of WSI at the time a claim made under Section 8 of the Asset Purchase Agreement is resolved as determined by a reputable independent appraiser mutually acceptable to WSI and AIR, or in the absence of agreement between the parties, the average of the two fair market values determined by reputable independent appraisers one of which is selected by AIR and the other by WSI.

         2.2 DISTRIBUTION OF ESCROW SHARES. The Escrow Shares in the Escrow Account not distributed to WSI in accordance with Section 2.1 hereof shall be held by the Escrow Agent until December 31, 2000 at which time the Escrow Agent shall distribute the Escrow Shares deposited into the Escrow Account pursuant to
Article I hereof to AIR, less (i) AIR's Escrow Shares that may have been delivered to WSI pursuant to Section 2.1 hereof and (ii) AIR's Escrow Shares (rounded to the nearest whole share) equal to the amount of all pending claims asserted by WSI under Section 8.1 of the Asset Purchase Agreement. The Escrow Shares in the Escrow Account, not so distributed pursuant to this Section 2.2 shall be retained by the Escrow Agent until all such pending claims against AIR are resolved, as provided in Section 2.1 above, and all of the Escrow Shares in the Escrow Account deliverable to WSI as a result thereof, if any, shall have been delivered to WSI; provided, however, that upon the disposition of any such claims against AIR prior to the disposition of all such claims against AIR, the Escrow Agent shall deliver to AIR such number of Escrow Shares (rounded to the nearest whole share) in the Escrow Account, as is most nearly equal on the day of such distribution to the excess of the aggregate Fair Market Value of such Escrow Shares over 100% of the amount of the remaining aggregate claims against AIR as determined above.

         2.3 OWNERSHIP OF ESCROW SHARES; VOTING RIGHTS. AIR shall have all indicia of ownership of the respective Escrow Shares while they are held in escrow, including, without limitation, the rights to vote such shares and receive dividends and distributions thereon and the obligations to pay all income taxes of Seller with respect thereto; provided, however, that any other shares or securities into which such respective Escrow Shares may be changed or for which they may be exchanged pursuant to corporate action of WSI affecting holders of WSI Common Stock generally shall be delivered to and held by the Escrow Agent in escrow and shall be subject to the provisions of this Agreement.

         2.4 ARBITRATION. Any controversy involving this Agreement shall be settled by arbitration in Philadelphia, Pennsylvania in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The cost and expenses (including counsel fees) of any such arbitration shall be borne by the party against whom the award is rendered.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 NOTICES. Any notice or other communication required or permitted to be given to the parties hereto shall be deemed to have been given if delivered, or the next business day if sent by a reputable overnight courier, or two (2) days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 3.1):

                  (a)      If to WSI to:

                           Witness Systems, Inc.
                           1105 Sanctuary Parkway
                           Suite 200
                           Alpharetta, Georgia  30144
                           Attn:  Chief Executive Officer


                           with a copy to:

                           Morris, Manning & Martin, LLP
                           1600 Atlanta Financial Center
                           3343 Peachtree Road, NE
                           Atlanta, GA  30326
                           Attn:  John C. Yates
                           Telephone:  (404) 504-5444
                           Telecopy:  (404) 365-9532

                  (b)      If to AIR:

                           Advanced Integrated Recorders, Inc.
                           121 Whittendale Drive
                           Building 1
                           Moorestown, NJ 08057
                           Attn: President and Chief Executive Officer with a copy to:

                           Pepper Hamilton LLP
                           Suite 400
                           1235 Westlakes Drive
                           Berwyn, PA  19312-2401
                           Attn:   James D. Rosener, Esquire

                  (c)      If to the Escrow Agent:

                           SunTrust Bank, Atlanta
                           Corporate Trust Department
                           25 Park Place
                           24th Floor
                           Atlanta, Georgia  30303-2900
                           Attn:  Rebeccah Fisher
                           Phone:  (404) 588-7262
                           Fax:  (404) 588-7335

         3.2 TERMINATION. This Agreement shall terminate upon the mutual written express agreement of WSI and AIR. In any event, this Agreement terminates when all of the Escrow Shares in the Escrow Account have been distributed according to its terms.

         3.3 INTERPRETATION. The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of New Jersey. The invalidity or unenforceability of any provision of this Agreement or the invalidity or unenforceability of any provision as applied to a particular occurrence or circumstance shall not affect the validity or enforceability of any of the other provisions of this Agreement or the applicability of such provision, as the case may be.

         3.4 DEFINED TERMS. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

         3.5 COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

         3.6 ESCROW AGENT.

             (a) All documents, including any instrument necessary for the negotiation or other transfer of escrow assets, deposited with this Agreement are approved by the parties hereto, other than the Escrow Agent, and said Escrow Agent shall not be obliged to inquire as to the form, manner of execution or validity of these documents or any document hereafter deposited pursuant to the provisions hereof, nor shall said Escrow Agent be obliged to inquire as to the identity, authority or rights of the persons executing the same. Said Escrow Agent shall be liable under this Agreement only for its gross negligence or willful misconduct in the performance of his duties expressly set forth in this Escrow Agreement. The Purchaser agrees to pay to the Escrow Agent upon demand all liabilities, fees and expenses incurred by Escrow Agent by reason of this Escrow. In case of conflicting demands upon it, said Escrow Agent may withhold performance of this escrow until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

             (b) Any notice which the Escrow Agent is required or desires to give hereunder to any of the undersigned shall be in writing and may be given by mailing the same to the address of the undersigned (or to such other address as said undersigned may have theretofore substituted therefor by written notification to the Escrow Agent), by overnight courier, registered or first class mail, postage prepaid. For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the undersigned to whom it was mailed at the time it is deposited in the United States mail by the Escrow Agent whether or not such undersigned thereafter actually receives such notice. Notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.

             (c) Liability of The Escrow Agent. In performing its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall have no liability or obligation to anyone for any damages, losses or expenses incurred as a result of the Escrow Agent's acting or failing to act with respect to this agreement except for the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent shall be entitled to rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement, and the Escrow Agent shall not incur any liability under this agreement as a result of such reliance. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question of the construction of any of the provisions hereof or of its duties hereunder or seek the assistance of a court of competent jurisdiction, and shall incur no liability and shall be fully protected in acting in accordance with the opinion or instruction of such counsel or such court. WSI and Air hereby severally and jointly agree to indemnify and hold harmless the Escrow Agent, its officers, directors, employees and agents against any and all losses, claims, causes of action, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and expenses and disbursement, which may be imposed upon or incurred by the Escrow Agent or any such officer, director, employee or agent in connection with the Escrow Agent's acceptance of appointment as Escrow Agent hereunder, or the performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof of the Escrow Shares deposited hereunder, provided that such losses, claims, causes of action, damages, liabilities and expenses are not the result of willful misconduct or gross negligence by the Escrow Agent or its officers, directors, employees or agents. The parties to this Agreement agree that the indemnification afforded to the Escrow Agent pursuant to this paragraph 3.6(c) shall survive the termination of this Agreement. WSI shall indemnify, defend and hold Air harmless from or against any losses, claims, causes of action, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and expenses and disbursement which may be imposed upon or incurred by Air as a result of Air's obligations under this Section 3.6(c), except for losses, claims, causes of action, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and expenses and disbursement arising directly or indirectly from Air's negligence or willful misconduct.

             (d) The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement and the Escrow Agent shall not be subject to, nor obliged to recognize, any other agreement between, or direction or instruction of, any or all of the parties hereto even though reference thereto may be made herein; provided, however, with the Escrow Agent's written consent, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all the then parties in interest.

             (e) If any property subject hereto is at any time attached, garnished or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property, or any party thereof, then in any of such events, the Escrow Agent is authorized, in his sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which he is advised by legal counsel of his own choosing is binding upon him, and if he complies with any such order, writ, judgment or decree, he shall not be liable to any of the parties thereto or to any other person, firm, or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

             (f) The Escrow Agent may resign by giving five (5) days' written notice by registered or first class mail sent to the undersigned at their respective addresses herein set forth; and thereafter, subject to the provisions of the preceding paragraph hereof, shall deliver all remaining deposits in said escrow upon the joint written and signed order of the undersigned.

             (g) Escrow Agent's fee for performing its duties under this Agreement shall be Two Thousand Dollars ($2,000.00) (which includes a $500 document review fee). Escrow Agent's fees shall be paid by Witness Systems at the time of execution of this Agreement.

         3.7 FRACTIONAL SHARES. WSI and the Escrow Agent shall not be obligated to deliver any fractional shares of stock under this Escrow Agreement. In the event that at any time the number of shares to be delivered would otherwise include a fraction, WSI and/or the Escrow Agent shall deliver instead a number of shares equal to the nearest integer thereto.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.

SUNTRUST BANK, ATLANTA,                    ADVANCED INTEGRATED
as Escrow Agent                            RECORDERS, INC.


By:                                        By:
   ------------------------                   -----------------------------

Name:                                      Name:
     ----------------------                   -----------------------------

Title: Trust Officer                       Title: President and Chief
      ---------------------                      --------------------------
                                                  Executive Officer
                                                 --------------------------

WITNESS SYSTEMS, INC.


By:
   --------------------------------

Name:
     ------------------------------

Title: Chief Financial Officer
      -----------------------------

                                    EXHIBIT F

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                              CERTIFICATE OF SELLER

                                    EXHIBIT G

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                            CERTIFICATE OF PURCHASER

                                   CERTIFICATE

                                       OF

                              WITNESS SYSTEMS, INC.



         Reference is made to the Asset Purchase Agreement, dated September 30, 1999 (the "Agreement"), among Formation, Inc., a New Jersey corporation (the "Shareholder"), Advanced Integrated Recorders, Inc., a Delaware corporation (the "Seller") and Witness Systems, Inc., a Delaware Corporation (the "Purchaser"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. This certificate is delivered pursuant to Section 7.1 and Section 3.2(b) of the Agreement. Each of the undersigned hereby certifies as follows:

         1. Purchaser has performed and complied with in all material respects all of its obligations required by the Agreement to be performed or complied with at or prior to the date hereof.

         2. The representations and warranties of Purchaser contained in the Agreement are true and correct in all material respects at and as of the date hereof, as if made at and as of the date hereof.

         3. Each of the conditions to the obligations of Seller and Shareholder to sell the Purchased Assets to Seller which is set forth in Section 7 of the Agreement has been satisfied.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate on this 30th day of September, 1999.



                              WITNESS SYSTEMS, INC.


                              ------------------------------------------------
                              Jon Ezrine
                              Chief Financial Officer, Secretary and Treasurer

                                    EXHIBIT H

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                                  BILL OF SALE

                                  BILL OF SALE

         This Bill of Sale ("Bill of Sale") is entered into as of the 30th day of September, 1999 by and between Advanced Integrated Recorders, Inc., a Delaware with offices located at 121 Whittendale Drive, Moorestown, New Jersey 08057 (the "Seller"), and Witness Systems, Inc., a Delaware corporation with offices located at 1105 Sanctuary Parkway, Suite 210, Alpharetta, Georgia 30004 (the "Purchaser"), in connection with that certain Asset Purchase Agreement by and among Seller, Purchaser and Formation, Inc., dated September 30, 1999 (the "Asset Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Asset Purchase Agreement.

         WHEREAS, Seller desires to assign, transfer, convey, and deliver to Purchaser certain of Seller's assets attached hereto as Exhibit A purchased by Purchaser pursuant to the Asset Purchase Agreement and defined as "Purchased Assets" therein ("Purchased Assets");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

         1. Seller hereby sells, transfers, assigns, conveys and delivers to Purchaser and its successors and assigns, forever all of their right, title and interest in and to all of the Purchased Assets free and clear of all liens, claims, charges and encumbrances of any nature whatsoever, to have and to hold the same and each and all thereof unto Purchaser and its successors and assigns forever, to its and their own use and benefit forever.

         2. Seller hereby covenants and agrees with Purchaser that they shall duly execute and deliver all such further instruments of sale, transfer, assignment, and conveyance and all such notices, releases, acquittances, certificates of title, and other documents as may be necessary more fully to sell, transfer, assign, and convey to and vest in Purchaser the Purchased Assets hereby sold, transferred, assigned, and conveyed or intended so to be.

         3. This Bill of Sale shall not be deemed to supersede any of the provisions of the Asset Purchase Agreement. In the event of any conflict between the provisions of the Asset Purchase Agreement and this Bill of Sale, the former shall be controlling.

         4. All of the terms and provisions of this Bill of Sale shall be binding upon Seller, its successors and assigns, and shall inure to the benefit of Purchaser, its successors and assigns.

         5. This Bill of Sale shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed therein.

                       [SIGNATURE CONTINUED ON NEXT PAGE]

         6. This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Bill of Sale as of the date first written above.

PURCHASER:                        SELLER:

Witness Systems, Inc.             Advanced Integrated Recorders, Inc.


By:                               By:
   ---------------------------       ------------------------------
Name: Jon W. Ezrine               Name:
     -------------------------         ----------------------------

Title: Chief Executive Officer    Title: President and CEO
      ------------------------          ---------------------------

                                    EXHIBIT A

                            LIST OF PURCHASED ASSETS

A.  ASSIGNED SOFTWARE DESCRIPTION

                  Product Description: AIR2000 is a complete Record and Replay solution for a variety of interfaces including: Voice, Bit Synchronous Serial, FSK (Navy Proprietary), TCP/IP and UDP/IP sockets, and X-11 Screen Capture. The architecture of the AIR2000 is expandable to accommodate additional interfaces. The product software consists of the following deliverables ("Assigned Software"):

                  - AIR2000 System Software (i.e. the main application) that runs on the AIR2000 Rackmount System Hardware.

                  - AIR2000 DXLC, which runs on a Unix Workstation to form an interface layer between the AIR2000 System Software and X-11 R6 server resident on the Unix workstation for X-11 screen record and replay.

                  - AIR2000 O/S Image, which is a binary image of the Operating System, Drivers, Services and Middleware required to interface and run the AIR2000 System Software on the AIR2000 Rackmount System Hardware (i.e. it is the "platform software" required to run the application).

                  - AIR2000 configuration Floppies which are generated by the AIR2000 Configuration Manager Program. The configuration floppies contain date used to configure both the Application and the O/S Image for use at a specific customer site.

                  - AIR2000 Diagnostic Floppy/Emergency Boot Floppy, which are used for maintenance of the system.

                  The Assigned Software is developed in Microsoft Visual C++ and Visual Basic, utilizing the Microsoft Visual Development Studio environment. AIR2000 DXLC is developed under Unix with OSF gnu compilers. The hardware platform system is the AIR2000 Rackmount System. It is Windows NT based, and will contain either a Pentium or Pentium II processor with a minimum speed of 200Mhz. The platform is based on an industrial 19" rackmountable PC with passive backplane technology. The processor is located on a Single Board Computer card assembly located in a designated PCI/ISA slot on the backplane. Tape drives available for use in the platform are the Exabyte Mammoth I (8mm AME tape technology) and the Seagate Scorpion (DDS-3 tape technology). The Exabyte EZ-17 Tape Library is also available as an alternative to a tape transport. Interfaces to the user's environment are provided by technology specific interface adapter cards and other cards inserted into the backplane for Analog Voice; Bit Synchronous Serial; TCP; UDP/IP or Screen Capture via Ethernet or CDDI; and External Alarm.

                  The software that is licensed by Seller from third parties and incorporated into the Assigned Software is as follows:

                  1.       ASP132
                  2.       Catalyst Socket Tools Library
                  3.       Date and Time Picker, Gauge Package
                  4.       Tardis 2000 for Windows NT
                  5.       Windows NT
                  6.       Ghost Software
                  7.       Bit Stream Synchronous SW
                  8.       Visual Basic Language Mgr Pro
                  9. Various drivers and services from certain third parties are required by Windows to support the various adapter cards in the Windows NT environment.


B.  OTHER ASSETS

         1. The following intellectual property of Seller: (i) all copyrights, patents and registrations and applications for registration of copyrights and patents for the Assigned Software, including continuations, extensions and renewals thereof and improvements thereto; (ii) all right, title and interest in the Assigned Software (excluding the mark "AIR2000" and the goodwill associated therewith); (iii) all flow charts, specifications, designs and plans for the Assigned Software; and (iv) any copies and tangible embodiments of the foregoing;

         2. All rights to receive mail and other communications addressed to Seller relating to ownership or infringement of the Purchased Assets, with reference to the foregoing issues; provided that Seller may retain a copy of mail and other communications addressed to Seller relating to infringement of the Purchased Assets arising prior to the Closing Date; and

         3. All rights to damages and payments for infringements or misappropriations of the Assigned Software that arise after the Closing Date and the right to sue and recover for infringements or misappropriations thereof that arise after the Closing Date.

                                    EXHIBIT I

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                       ASSUMPTION AND ASSIGNMENT AGREEMENT

         This Assumption and Assignment Agreement (this "Agreement") is entered into as of the 30th day of September, 1999 by and between Advanced Integrated Recorders, Inc., a Delaware corporation with offices located at 121 Whittendale Drive, Moorestown, New Jersey 08057 (the "Seller"), and Witness Systems, Inc., a Delaware corporation with offices located at 1105 Sanctuary Parkway, Suite 210, Alpharetta, Georgia 30004 (the "Purchaser"), in connection with that certain Asset Purchase Agreement by and among Seller, Purchaser and Formation, Inc., dated September 30, 1999 (the "Asset Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

         WHEREAS, the Asset Purchase Agreement provides for the assumption by Purchaser of certain liabilities and obligations of Seller as set forth in
Schedule 2.3 to the Asset Purchase Agreement and by this reference incorporated herein (the "Assumed Liabilities") and the assignment to Purchaser of Seller's rights associated with the liabilities and obligations assumed.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

         1. Seller hereby assigns, transfers, and conveys to Purchaser and its successors and assigns forever all of its right, title and interest, powers, remedies, benefits, options and privileges in, to and under, at law or in equity, the Assumed Liabilities, to have and to hold the same and each and all thereof unto Purchaser and its successors and assigns forever, to its and their own use and benefit forever.

         2. Purchaser hereby assumes and agrees to perform, discharge and satisfy, after the date hereof, all of the Assumed Liabilities of Seller. Purchaser shall not have any obligation, duty or liability for any liabilities not expressly assumed or for any obligation, duty or liability arising or accruing on or before the date hereof.

         3. Seller hereby covenants and agrees with Purchaser that it shall duly execute and deliver all such further instruments of sale, transfer, assignment, and conveyance and all such notices, releases, acquittances, certificates of title, and other documents as may be necessary more fully to sell, transfer, assign, and convey to and vest in Purchaser the rights of Seller under the Assumed Liabilities hereby sold, transferred, assigned, and conveyed or intended so to be.

         4. This Agreement shall not be deemed to supersede any of the provisions of the Asset Purchase Agreement.

         5. All of the terms and provisions of this Agreement shall be binding upon Seller, its successors and assigns, and shall inure to the benefit of Purchaser, its successors and assigns.

         6. This Agreement shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed therein.

         7. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement as of the date first written above.

PURCHASER:                           SELLER:

Witness Systems, Inc.                Advanced Integrated Recorders, Inc.



By:                                  By:
   ----------------------------         ----------------------------------
Name:                                Name:
     --------------------------           --------------------------------

Title: Chief Financial Officer       Title: President & CEO
      ------------------------             -------------------------------

                                    EXHIBIT J

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                           SELLER'S OPINION OF COUNSEL

                                MORRIS, MANNING & MARTIN
                            A LIMITED LIABILITY PARTNERSHIP
                                                                        WASHINGTON, D.C. OFFICE
                                    ATTORNEYS AT LAW
                              1600 ATLANTA FINANCIAL CENTER          MORRIS, MANNING & MARTIN, LLP
                                3343 PEACHTREE ROAD, N.E.                 THE COLORADO BUILDING
                                                                           1341 G STREET, N.W.
                               ATLANTA, GEORGIA 30326-1044                      SUITE 610
                                 TELEPHONE 404 233-7000                  WASHINGTON, D.C. 20005
                                 FACSIMILE 404 365-9532                  TELEPHONE 202 408-5153
                                  E-MAIL CRB@MMMLAW.COM                  FACSIMILE 202 408-5146

                                         MEMBER,                            NORTHSIDE OFFICE
                               COMMERCIAL LAW AFFILIATES                        SUITE 150
CHARLES R. BEAUDROT, JR.         WITH INDEPENDENT FIRMS              5775-B PEACHTREE DUNWOODY ROAD
DIRECT DIAL 404 504-7753      IN PRINCIPAL CITIES WORLDWIDE              ATLANTA, GEORGIA 30342
                                                                         TELEPHONE 404 255-6900
                                                                         FACSIMILE 404 843-2317

                               September 30, 1999

Advanced Integrated Recorders, Inc.
121 Whittendale Drive
Building 1
Moorestown, New Jersey  03057

         Re: Asset Purchase Agreement by and among Witness Systems, Inc., Advanced Integrated Recorders, Inc. and Formation, Inc. ("Asset Purchase Agreement")

Ladies and Gentlemen:

         We have acted as special counsel to Witness Systems, Inc., a Delaware corporation (the "Purchaser"), in connection with the sale of the Seller's software product marketed under the "AIR2000" mark and certain assets relating thereto (the "Transaction"), as further described in the Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), by and among Formation, Inc., a New Jersey corporation (the "Shareholder"), and Advanced Integrated Recorders, Inc., a Delaware corporation (the "Seller"). This opinion is being delivered to you pursuant to Section 3.2(i) of the Asset Purchase Agreement.

         Certain capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Asset Purchase Agreement.

         We have participated in the negotiation and preparation of the Asset Purchase Agreement and have examined the corporate proceedings of the Purchaser in connection with the authorization, execution and delivery of the Asset Purchase Agreement and the approval of the transactions contemplated thereby. In rendering the opinion expressed below, we have examined and relied on executed copies of the following documents (each of which is dated of even date herewith unless otherwise provided):

                  (i) Software License Agreement, between the Seller and the Purchaser;

                  (ii) Escrow Agreement, among the Purchaser and the Seller, and Sun Trust Bank, Atlanta, as the Escrow Agent;

                  (iii)    Bill of Sale, between the Purchaser and the Seller;

MORRIS, MANNING & MARTIN
A LIMITED LIABILITY PARTNERSHIP


September 30, 1999
Page 2

                  (iv) Assignment and Assumption Agreement, between the Purchaser and the Seller;

                  (v) Amendment No. 1 to the Amended and Restated Registration Rights Agreement, between the Purchaser, the Seller and the other parties listed therein; and

                  (vi) Instrument of Accession, by the Seller and accepted by the Purchaser.

         The documents listed in (i) - (vi) above, together with the Asset Purchase Agreement, shall sometimes be collectively referred to in this letter as the "Transaction Documents."

         The opinions expressed in this letter are limited to the laws of the State of Georgia and applicable federal laws as applied therein except as to the opinions contained in paragraph 1 as to which the general corporation law of the State of Delaware is also addressed. For purposes of this opinion we have assumed at your request that the Transaction Documents (contrary to their terms which provide they are governed by the law of New Jersey) will be interpreted and enforced in accordance with the laws of the state of Georgia. We express no opinion, by implication or otherwise, as to the extent to which such provisions providing for choice of governing law will be given affect. The following matters, including their effects and the effects of non-compliance are not covered by implication or otherwise in this Opinion: statutes, administrative decisions, and rules and regulations of any county, municipality or subdivision; law relating to permissible rates, computation or disclosure of interest; antitrust and unfair competition law; securities law (other than with respect to the opinion in item 5 below); the law of fiduciary obligations; pension and employee benefit law; federal reserve regulations; the law of fraudulent transfer; environmental law; land use and subdivision law; bulk transfer law; tax law; patent, copyright, trademark or other intellectual property law; racketeering law; health and safety law; labor law or law with respect to national or local emergency.

         Whenever an opinion is qualified by words "to our knowledge," "known to us," or words or similar meaning, the quoted words mean the current awareness of the lawyer who signs this opinion letter, any lawyer in the firm who is primarily responsible for providing the response concerning the particular issue addressed and any lawyer in this firm who has reviewed any of the Transaction Documents or has been involved in the negotiation or drafting of the Transaction Documents. Knowledge for these purposes does not include information that is known to lawyers outside of this group or which might be obtained from a review of any files maintained by or on behalf of this firm for or with respect to the client.

MORRIS, MANNING & MARTIN
A LIMITED LIABILITY PARTNERSHIP


September 30, 1999
Page 3

         This opinion letter is as of the date indicated and we disclaim any obligation to advise you of any matter or fact or law occurring thereafter, irrespective of whether brought to our attention, that might otherwise affect the analysis or conclusions contained herein.

         For purposes of this opinion, we have, with your permission, assumed without independent investigation that:

         1. Each natural person acting on behalf of any party other than the Purchaser has sufficient legal competency to carry out such person's role in the consummation of the Transaction.

         2. Each document submitted to us is accurate and complete, each document purporting to be an original is authentic, and each document purporting to be a copy conforms to an authentic original, and all signatures thereon are genuine.

         3. There is no understanding or agreement not embodied in the Transaction Documents between the parties which would modify any of the terms of the Transaction Documents or any right or obligation of the parties.

         As to matters of fact relevant to the opinions expressed herein, we relied upon representations and warranties contained in the Transaction Documents and upon certificates of officers of the Purchaser.


         1. The Purchaser is a corporation validly existing and in good standing under the laws of the State of Delaware. The Purchaser is in good standing in the State of Delaware. Purchaser has all requisite corporate power and authority necessary to own and operate its properties, to carry on its business as presently being conducted, and to execute, deliver and perform the Transaction Documents to which it is a party.

         2. The execution, delivery and performance of Purchaser of the Transaction Documents to which it is a party, has been duly authorized by all requisite corporate action by the Purchaser, as applicable. Each Transaction Document to which the Purchaser is a party has been duly executed and delivered by such party, and each Transaction Document constitutes the legal, valid and binding obligation of the Purchaser, as applicable, enforceable in accordance with its respective terms.


         3. The execution, delivery and performance by each of the Seller and the Shareholder of the Transaction Documents to which it is a party does not:


                  (a) violate any provision of law, statute, rule or regulation, or violate any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other

MORRIS, MANNING & MARTIN
A LIMITED LIABILITY PARTNERSHIP


September 30, 1999
Page 4

governmental body applicable to Purchaser, as applicable, or any of its respective properties or assets or

                  (b) conflict with or violate any terms of the Certificate of Incorporation or Bylaws of Purchaser.


         4. The issuance, sale and delivery of the Payment Shares has been duly authorized by all requisite corporate action by the Purchaser, and sold and delivered in accordance with the Asset Purchase Agreement, will be validly issued and outstanding, fully paid in non-assessable shares of the Purchaser.


         5. The issuance and sale of the Payment Shares to the Seller pursuant to the Asset Purchase Agreement does not require registration or qualification in the Securities Act of 1933 as amended.

         The enforceability of the Transaction Documents may be limited by:

                  (i) Possible unenforceability of provisions providing for choice of applicable law.

                  (ii) The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors. This includes the effect of the Federal Bankruptcy Code in its entirety, including matters of contract rejection, fraudulent conveyance and obligation, turn-over, preference, equitable subordination, automatic stay, conversion of a non-recourse obligation into a recourse obligation, and substantive consolidation. This also includes state laws regarding fraudulent transfers, obligations, and conveyances, including O.C.G.A. ss. 18-2-20, et seq., and state receivership laws.

                  (iii) The effect of general principles of equity, whether applied by a court of law or equity. This includes the following concepts: (a) principles governing the availability of specific performance, injunctive relief or other traditional equitable remedies; (b) principles affording traditional equitable defenses (e.g., waiver, laches and estoppel); (c) good faith and fair dealing; (d) reasonableness; (e) materiality of the breach; (f) impracticability or impossibility of performance; (g) the effect of obstruction, failure to perform or otherwise to act in accordance with an agreement by any person other than Company; (h) the effect of Section 1-102(3) of the Uniform Commercial Code; and (i) unconscionability.

                  (iv) The possible unenforceability of provisions requiring indemnification to the extent rendered invalid by O.C.G.A. ss.13-8-2 or to the extent providing for indemnification as to negligence or willful misconduct of the indemnitee and possible unenforceability of provisions requiring release or exemption from liability for actions or inactions to the extent such actions or inactions involve negligence, willful misconduct or are otherwise contrary to public policy.

MORRIS, MANNING & MARTIN
A LIMITED LIABILITY PARTNERSHIP


September 30, 1999
Page 5

                  (v) The possible unenforceability of provisions imposing liquidated damages to the extent any such provisions are deemed to be penalties or forfeitures.

                  (vi) The possible unenforceability of waivers or advance consents that have the effect of waiving statutes of limitation, marshalling of assets or similar requirements, or as to the jurisdiction of courts, the venue of actions, the right to jury trial or, in certain cases, notice.

                  (vii) The possible unenforceability of provisions that waivers or consents by a party may not be given effect unless in writing or in compliance with particular requirements or that a person's course of dealing, course of performance, or the like or failure or delay in taking actions may not constitute a waiver of related rights or provisions or that one or more waivers may not under certain circumstances constitute a waiver of other matters of the same kind.

                  (viii) The effect of course of dealing, course of performance, or the like, that would modify the terms of an agreement or the respective rights or obligations of the parties under an agreement.

                  (ix) The possible unenforceability of provisions that enumerated remedies are not exclusive or that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative.

                  (x) The effect of O.C.G.A. ss. 13-1-11 on provisions relating to attorneys fees.

                  (xi) The possible unenforceability of provisions that determinations by a party or a party's designee are conclusive.

                  (xii) The possible unenforceability of provisions permitting modifications of an agreement only in writing.

                  (xiii) The possible unenforceability of provisions that the provisions of an agreement are severable.

                  (xiv)    The effect of laws requiring mitigation of damages.

                  (xv) The possible unenforceability of provisions permitting the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failures to perform.

MORRIS, MANNING & MARTIN
A LIMITED LIABILITY PARTNERSHIP


September 30, 1999
Page 6

         This opinion is provided to you solely in connection with the Transaction and may not be relied upon for use by any other person or used for any other purpose without our prior written consent.

                                    Most sincerely,

                                    MORRIS, MANNING & MARTIN, L.L.P.
                                    /s/ Charles R. Beaudrot, Jr.
                                    ----------------------------
                                    Charles R. Beaudrot, Jr.
CRB/mjw
Enclosure

                                    EXHIBIT K

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.


                             INSTRUMENT OF ACCESSION

         The undersigned, Advanced Integrated Recorders, Inc., as a condition precedent to becoming the owner or holder of record of Four Hundred and Sixty Seven Thousand and Two Hundred and Eighty Nine (467,289) shares of the Common Stock, par value $.01 per share, of Witness Systems, Inc., a Delaware corporation (the "Company"), hereby agrees to become a Holder party to and bound by that certain Amended and Restated Stockholders' Agreement, dated as of August 2, 1999 by and among the Company and other stockholders of the Company. This Instrument of Accession shall take effect and shall become an integral part of the said Stockholders' Agreement immediately upon execution and delivery to the Company of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.


                                    ADVANCED INTEGRATED
                                    RECORDERS, INC.



                                    By:
                                       ----------------------------------------


                                       Name:  R. Nim Evatt
                                            -----------------------------------
                                       Title:  President & CEO
                                             ----------------------------------
                                    Date:  September 30, 1999
                                         --------------------------------------



                                    Accepted:

                                    WITNESS SYSTEMS, INC.


                                    By:
                                       ----------------------------------------


                                       Name:  Jon W. Ezrine
                                            -----------------------------------
                                       Title:  Chief Financial Officer
                                             ----------------------------------
                                    Date:  September 30, 1999
                                         --------------------------------------

                                    EXHIBIT L

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.

                         PURCHASER'S OPINION OF COUNSEL

                                    EXHIBIT M

                      To the Asset Purchase Agreement among
                  Witness Systems, Inc. and Advanced Integrated
                       Recorders, Inc. and Formation, Inc.


                         ASSIGNED SOFTWARE SPECIFICATION



         Seller's AIR2000 Manual Release 4.x provided to Purchaser prior to the Closing Date is incorporated into this Agreement by this reference and shall be deemed the Assigned Software Specification.